Registration No. 33-41462
                                                                     Rule 497(b)
--------------------------------------------------------------------------------
Evergreen Shares of
Connecticut Daily Tax Free Income Fund, Inc.
Florida Daily Municipal Income Fund
New Jersey Daily Municipal Income Fund, Inc.
New York Daily Tax Free Income Fund, Inc.
North Carolina Daily Municipal Income Fund, Inc.

             (collectively the "Funds" and individually the "Fund")

                                        P.O. Box 9021, Boston MA 02205-9827
                                        (800) 807-2940
================================================================================


SUPPLEMENT DATED OCTOBER 12, 1995


Reich & Tang Asset Management L.P., the Fund's investment advisor, is a wholly-owned subsidiary of New England Investment Companies, L.P. ("NEIC"). New England Mutual Life Insurance Company ("The New England") owns NEIC's sole general partner and a majority of the limited partnership interest in NEIC. The New England and Metropolitan Life Insurance Company ("MetLife") have entered into an agreement to merge, with MetLife to be the survivor of the merger. The merger is conditioned upon, among other things, approval by the policyholders of The New England and MetLife and receipt of certain regulatory approvals. The merger is not expected to occur until after December 31, 1995.

The merger of The New England into MetLife will constitute an "assignment" of the existing investment advisory agreement relating to the Fund. Under the Investment Company Act of 1940, such an "assignment" will result in the automatic termination of the investment advisory agreement, effective at the time of the merger. Prior to the merger, shareholders of record of the Fund will be asked to approve a new investment advisory agreement, intended to take effect at the time of the merger. The new agreement will be substantially similar to the existing agreement. A proxy statement describing the new agreement will be sent to shareholders of the Fund prior to their being asked to vote on the new agreement.

                                                       Registration No. 33-41462
                                                                     Rule 497(b)
--------------------------------------------------------------------------------
EVERGREEN SHARES OF
NORTH CAROLINA DAILY
MUNICIPAL INCOME FUND, INC.                                    [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

PROSPECTUS
January 19, 1996

North Carolina Daily Municipal Income Fund, Inc. (the "Fund") is a non-diversified, open-end management investment company that is a short-term, tax-exempt, money market fund whose investment objectives are to seek as high a level of current income exempt from Federal income taxes and to the extent possible from North Carolina income taxes, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal. The Fund offers two classes of shares to the general public, however only Class A shares are offered by this Prospectus. The Class A shares of the Fund are subject to a service fee pursuant to the Fund's Rule 12b-1 Distribution and Service Plan and are sold through financial intermediaries who provide servicing to Class A shareholders for which they receive compensation from the Manager and the Distributor. The Class B shares of the Fund are not subject to a service fee and either are sold directly to the public or are sold through financial intermediaries that do not receive compensation from the Manager or Distributor. In all other respects, the Class A and Class B shares represent the same interests in the income and assets of the Fund. No assurance can be given that those objectives will be achieved.

This Prospectus sets forth concisely the information about the Fund that prospective investors will find helpful in making their investment decisions. A Statement of Additional Information about the Fund has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling the Fund at (800) 807-2940. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety. Investors should be aware that the Evergreen shares may not be purchased other than through certain securities dealers with whom Evergreen Funds Distributor, Inc. ("EFD") has entered into agreements for this purpose or directly from EFD. Evergreen shares have been created for the primary purpose of providing a North Carolina tax-free money market fund product for shareholders of certain funds distributed by EFD. Shares of the Fund other than Evergreen shares are offered pursuant to a separate Prospectus.

Reich & Tang Asset Management L.P. acts as investment manager of the Fund and Reich & Tang Distributors L.P. acts as distributor of the Fund's shares. Reich & Tang Asset Management L.P. is a registered investment adviser. Reich & Tang Distributors L.P. is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT. THE FUND INTENDS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE ALTHOUGH THERE CAN BE NO ASSURANCE THAT THIS VALUE WILL BE MAINTAINED.

SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY .

 THIS PROSPECTUS SHOULD BE READ AND RETAINED BY INVESTORS FOR FUTURE REFERENCE.
________________________________________________________________________________

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


TABLE OF FEES AND EXPENSES                                    3
SELECTED FINANCIAL INFORMATION                                3
INTRODUCTION                                                  4
INVESTMENT OBJECTIVES,
    POLICIES AND RISKS                                        5
MANAGEMENT OF THE FUND                                        8
DESCRIPTION OF COMMON STOCK                                   9
DIVIDENDS AND DISTRIBUTIONS                                   10
HOW TO PURCHASE AND REDEEM SHARES                             10
  How to Buy Shares                                           10
  How to Redeem Shares                                        10
SHAREHOLDER SERVICES                                          11
       Effect of Banking Laws                                 13
DISTRIBUTION AND SERVICE PLAN                                 13
FEDERAL INCOME TAXES                                          14
NORTH CAROLINA INCOME TAXES                                   15
GENERAL INFORMATION                                           16
NET ASSET VALUE                                               16
CUSTODIAN AND TRANSFER AGENT                                  16

--------------------------------------------------------------------------------
                           TABLE OF FEES AND EXPENSES
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(as a percentage of average net assets)
                                         Class A shares        Class B shares

Management Fees (After Fee Waiver)          0.38%                0.38%
12b-1 Fees                                  0.25%                0.00%
Other Expenses                              0.17%                0.17%
 Administration Fees (After Fee Waiver)     0.00%                0.00%
Total Fund Operating                        -----                -----
  Expenses (After Fee Waiver)               0.80%                0.55%

Example     1 year           3 years           5 years         10 years
-------     ------           -------           -------         --------

You would pay the  following on a $1,000  investment,  assuming 5% annual return
(cumulative through the end of each year):

Class A       $8              $26               $44              $99
Class B       $6              $18               $31              $69

The purpose of the above fee table is to assist an investor in understanding the various costs and expenses an investor in the Fund will bear directly or indirectly. For a further discussion of these fees see "Management of the Fund" and "Distribution and Service Plan" herein. The Manager has voluntarily waived a portion of the Management Fees and all of the Administrative Fees with respect to both Class A and Class B shares. Absent such waivers, the Management Fees would have been .40% and the Administrative Fees would have been .21% for the Class A and Class B shares. The Total Operating Expenses for the Class A and
Class B Shares would have been 1.02% and .77%, respectively, absent the respective fee waivers.
THE FIGURES  REFLECTED IN THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION
OF PAST OR FUTURE EXPENSES.  ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE
SHOWN ABOVE.

--------------------------------------------------------------------------------
                         SELECTED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

The  following  financial  information  of the Class A shares of North  Carolina
Daily  Municipal  Income Fund,  Inc. has been examined by McGladrey & Pullen LLP
Independent  Certified  Public  Accountants  whose name  thereon  appears in the
Statement of Additional  Information  and may be obtained by  shareholders  upon request.
                                                               December 12, 1994                                  September 10, 1991
                                                  Year           (Commencement      Year              Year           (Commencement
                                                  Ended        of Operations) to    Ended             Ended        of Operations) to
                                              August 31, 1995   August 31, 1995  August 31, 1994  August 31, 1993   August 31, 1992
                                              ---------------   ---------------  -----------      -------------     ---------------
                                                   Class A         Class B
Per Share Operating Performance:
(for a share outstanding throughout the period)
Net asset value, beginning of period..              $ 1.00           $ 1.00          $ 1.00          $ 1.00           $ 1.00
                                                    -------          -------         -------         -------          -------
Income from investment operations:
Net investment income.................                 .030             .024           0.018           0.019            0.030
Less distributions:
Dividends (from net investment income)                (.030)          (.024)         (0.018)          (0.019)          (0.030)
                                                      ------          -------        -------          --------         -------
Net asset value, end of period........              $ 1.00           $ 1.00          $ 1.00          $ 1.00           $ 1.00
                                                    =======          =======         =======         =======          =======
Total Return..........................                3.04%            3.48%*          1.86%           1.94%            3.07%*
Ratios Supplemental/Data
Net assets, end of period (000).......              $164,256       $     -0-         $122,820        $ 93,294         $ 75,417
Ratios to average net assets:
Expenses..............................                 .78%+            .51%*++         .75%+          0.71%            0.50%*+
Net investment income.................                3.01%+           3.40%*++        1.85%+          1.91%+           2.82%*+

*      Annualized
+      Net of management,  shareholder  servicing and administration fees waived equivalent to .24%,  .29%, .35% and  .62% of average net assets for Class
       A in 1995 and for the Fund in  years 1994,  1993 and 1992,  respectively.
++     Net of management and administration fee equivalent to .20%.


--------------------------------------------------------------------------------
                                  INTRODUCTION
--------------------------------------------------------------------------------

         North Carolina Daily Municipal Income Fund, Inc. (the "Fund") is a non-diversified, open-end, management investment company that is a short-term, tax-exempt money market fund whose investment objectives are to seek as high a level of current income exempt under current law, in the opinion of bond counsel to the issuer at the date of issuance, from Federal income tax, and, to the extent possible, from North Carolina income taxes, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal by investing principally in short-term, high quality debt obligations of the State of North Carolina, Puerto Rico and other United States territories, and their political subdivisions as described under "Investment Objectives, Policies and Risks" herein. The Fund also may invest in municipal securities of issuers located in states other than North Carolina, the interest income on which will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from Federal income tax, but will be subject to North Carolina income taxes for North Carolina residents.

         Interest on certain municipal securities purchased by the Fund may be a preference item for purposes of the Federal alternative minimum tax. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, and to value its investment portfolio at amortized cost and maintain a net asset value of $1.00 per share, although there can be no assurance that this value will be maintained. The Fund intends to invest all of its assets in tax-exempt obligations; however, it reserves the right to invest up to 20% of its assets in taxable obligations. This is a summary of the Fund's fundamental investment policies which are set forth in full under "Investment Objectives, Policies and Risks" herein and in the Statement of Additional Information and may not be changed without approval of a majority of the Fund's outstanding shares. Of course, no assurance can be given that these objectives will be achieved.

         The Fund's investment adviser is Reich & Tang Asset Management L.P. (the "Manager"), which is a registered investment adviser and which currently acts as investment manager or administrator to fifteen other open-end management investment companies. The Fund's shares are distributed through Reich & Tang Distributors L.P. (the "Distributor"), with whom the Fund has entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to the Class A shares of the Fund only) pursuant to the Fund's distribution and service plan adopted under Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). (See "Distribution and Service Plan" herein.)

         On any day on which the New York Stock Exchange, Inc. is open for trading ("Fund Business Day"), investors may, without charge by the Fund, purchase and redeem shares of the Fund's common stock at their net asset value next determined after receipt of the order. An investor's purchase order will be accepted after the payment is converted into Federal funds, and shares will be issued as of the Fund's next net asset value determination which is made as of 12 noon on each Fund Business Day. (See "How to Purchase and Redeem Shares" and "Net Asset Value" herein.) Dividends from accumulated net income are declared by the Fund on each Fund Business Day.

         The Fund generally pays interest dividends monthly. Net capital gains, if any, will be distributed at least annually, and in no event later than 60 days after the end of the Fund's fiscal year. All dividends and distributions of capital gains are automatically invested in additional shares of the same Class of the Fund unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash. (See "Dividends and Distributions" herein.)

         The Fund intends that its investment portfolio may be concentrated in North Carolina Municipal Obligations and bank participation certificates therein. Investment in the Portfolio should be made with an understanding of the risks which an investment in North Carolina Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of North Carolina issuers and/or obligators of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should also consider the greater risk of the Portfolio's concentration versus the safety that comes with a less concentrated investment portfolio. A brief summary of risk factors affecting the State of North Carolina is set forth under "Investment Objectives, Policies and Risks" herein and "North Carolina Risk Factors" in the Statement of Additional Information.

         The Fund's Board of Directors is authorized to divide the unissued shares into separate series of stock, one for each of the Fund's separate investment portfolios that may be created in the future.


         Evergreen shares are identical to other shares of the Fund, which are offered pursuant to a separate prospectus, with respect to investment objectives and yield, but differ with respect to certain other matters. See "How to Purchase and Redeem Shares and "Shareholder Services."

--------------------------------------------------------------------------------
                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
--------------------------------------------------------------------------------

         The Fund is a non-diversified, open-end, management investment company that is a short-term, tax-exempt money market fund whose investment objectives are to seek as high a level of current income exempt from Federal income tax and, to the extent possible, from North Carolina income taxes, as is believed to be consistent with the preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.

         The Fund's assets will be invested primarily (i.e., at least 80%) in high quality debt obligations issued by or on behalf of the State of North Carolina, other states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is, in the opinion of bond counsel to the issuer at the date of issuance, currently exempt from regular Federal income taxation ("Municipal Obligations") and in participation certificates (which, in the opinion of Battle Fowler LLP, counsel to the Fund, cause the Fund to be treated as the owner of the underlying Municipal Obligations for Federal income tax purposes) in Municipal Obligations purchased from banks, insurance companies or other financial institutions. Dividends paid by the Fund which are "exempt-interest dividends" by virtue of being properly designated by the Fund as derived from Municipal Obligations and participation certificates in Municipal Obligations will be exempt from regular Federal income tax provided the Fund complies with
Section 852(b)(5) of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

         Although the Supreme Court has determined that Congress has the authority to subject the interest on bonds such as the Municipal Obligations to regular Federal income taxation, existing law excludes such interest from regular Federal income tax. However, "exempt-interest dividends" may be subject to the Federal alternative minimum tax. Securities, the interest income on which may be subject to the Federal alternative minimum tax (including participation certificates in such securities), may be purchased by the Fund without limit. Securities, the interest income on which is subject to regular Federal, state and local income tax, will not exceed 20% of the value of the Fund's total assets. (See "Federal Income Taxes" herein.) Exempt-interest dividends paid by the Fund correctly identified by the Fund as derived from obligations issued by or on behalf of the State of North Carolina or any North Carolina local governments, or their instrumentalities, authorities or districts ("North Carolina Municipal Obligations") will be exempt from the North Carolina Income Tax. Exempt-interest dividends correctly identified by the Fund as derived from obligations of Puerto Rico and the Virgin Islands, as well as other types of obligations that North Carolina is prohibited from taxing under the Constitution, the laws of the United States of America or the laws of North Carolina Constitution ("Territorial Municipal Obligations") also should be exempt from the North Carolina Income Tax provided the Fund complies with North Carolina law. (See "North Carolina Income Taxes" herein.) To the extent suitable North Carolina Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities, the dividends on which will be designated by the Fund as derived from interest income which will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular Federal income tax but will be subject to the North Carolina Income Tax. However, except as a temporary defensive measure during periods of adverse market conditions as determined by the Manager, the Fund will invest at least 65% of its total assets in North Carolina Municipal Obligations, although the exact amount of the Fund's assets invested in such securities will vary from time to time. As a temporary defensive measure the Fund may invest in any security that would otherwise be permissible for inclusion in the portfolio of the Fund without limitation. The Fund's investments may include "when-issued" Municipal Obligations, stand-by commitments and taxable repurchase agreements. Although the Fund will attempt to invest 100% of its assets in Municipal Obligations and in participation certificates in Municipal Obligations, the Fund reserves the right to invest up to 20% of the value of its total assets in securities, the interest income on which is subject to Federal, state and local income tax. The kinds of taxable securities in which the Fund may invest are limited to the following short-term, fixed income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the United States Government or its agencies, instrumentalities or authorities, (2) commercial paper meeting the definition of Eligible Securities (as defined herein) at the time of acquisition; (3) certificates of deposit of domestic banks with assets of $1 billion or more; and
(4) repurchase agreements with respect to any Municipal Obligations or other securities which the Fund is permitted to own. The Fund will invest more than 25% of its assets in participation certificates purchased from banks in industrial revenue bonds and other North Carolina Municipal Obligations.

In view of this "concentration" in bank participation certificates in North Carolina Municipal Obligations, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail which include extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information) which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. The Fund may invest 25% or more of the net assets of the Fund in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities including, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state. The investment objectives of the Fund described in the preceding paragraphs of this section may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund that would be affected by such a change. As used in this Prospectus, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.

         The Fund may only purchase United States dollar-denominated Municipal Obligations that have been determined by the Fund's Board of Directors to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means (i) Municipal Obligations with remaining maturities of 397 days or less and rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs") (acquisition in the latter situation must also be ratified by the Board of Directors); (ii) Municipal Obligations with remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e., with maturities greater than 366 days) and whose issuer has received from the Requisite NRSROs a rating with respect to comparable short-term debt in the two highest short-term rating categories and (iii) unrated Municipal Obligations determined by the Fund's Board of Directors to be of comparable quality. Where the issuer of a long-term security with a remaining maturity which would otherwise qualify it as an Eligible Security, does not have rated short-term debt outstanding, the long-term security is treated as unrated but may not be purchased if it has a long-term rating from any NRSRO that is below the two highest long-term categories. A determination of comparability by the Board of Directors is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the Municipal Obligations or participation certificates. (See "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information). While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of long-term bonds and notes or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating demand notes is "VMIG-1" by Moody's and "SP-1/AA" by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments. The Fund's Board of Directors has determined that obligations which are backed by the credit of the Federal Government will be considered to have a rating equivalent to Moody's "Aaa."

         Subsequent to its purchase by the Fund, the quality of an investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Board of Directors of the Fund shall reassess promptly whether the security presents minimal credit risks and shall cause the Fund to take such action as the Board of Directors determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions.

         In addition, in the event that a security (1) is in default, (2) ceases to be an eligible investment under Rule 2a-7 or (3) is determined to no longer present minimal credit risks, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interests of the Fund. In the event that the security is disposed of it shall be disposed of as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the Securities and Exchange Commission of such fact and of the actions that the Fund intends to take in response to the situation.

         All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

         The Fund has adopted the following fundamental investment restrictions which apply to all portfolios and which may not be changed unless approved by a majority of the outstanding shares of each series of the Fund's shares that would be affected by such a change. The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information. The Fund may not:

(1) Borrow Money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.

(2) Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

(3) Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"), except the Fund may purchase variable rate demand instruments which contain a demand feature. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with securities that are not readily marketable held by the Fund exceed 10% of the Fund's net assets.

(4) Invest more than 25% of its assets in the securities of "issuers" in any single industry, provided that the Fund may invest more than 25% of its assets in bank participation certificates and there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. With respect to 75% of the total amortized cost value of the Fund's assets, not more than 5% of the Fund's assets may be invested in securities that are subject to underlying puts from the same institution, and no single bank shall issue its letter of credit and no single financial institution shall issue a credit enhancement covering more than 5% of the total assets of the Fund. However, if the puts are exercisable by the Fund in the event of default on payment of principal and interest on the underlying security, then the Fund may invest up to 10% of its assets in securities underlying puts issued or guaranteed by the same institution; additionally, a single bank can issue its letter of credit or a single financial institution can issue a credit enhancement covering up to 10% of the Fund's assets, where the puts offer the Fund such default protection.

(5) Invest in securities of other investment companies, except the Fund may purchase unit investment trust securities where such unit trusts meet the investment objectives of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

         As a non-diversified investment company, the Fund is not subject to any statutory restriction under the 1940 Act with respect to investing its assets in one or relatively few issuers. This non-diversification may present greater risks than in the case of a diversified company. However, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. The Fund will be restricted in that at the close of each quarter of the taxable year, at least 50% of the value of its total assets must be represented by cash, Government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer other than Government securities. The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised. (See "Federal Income Taxes" herein.)

         Because of the Fund's concentration in investments in North Carolina Municipal Obligations, the safety of an investment in the Fund will depend substantially upon the financial strength of North Carolina and its political subdivisions. The North Carolina economy relies in part on activities that may be subject to cyclical change.

         The North Carolina Constitution provides that total expenditures for a fiscal year shall not exceed the total of receipts and the surplus at the beginning of the year. Effective January 1, 1995, the North Carolina General Assembly repealed the Intangible Personal Property Tax. For the fiscal year ending June 30, 1996, the General Assembly has appropriated $95.3 million from individual income tax collections as reimbursements to the counties and cities for revenue lost from the repeal of the Intangible Personal Property Tax.

         For its fiscal year ended June 30, 1995, the State ended the year with a fund balance of $892.2 million from $11,494.7 million of available funds. The budget adopted for the fiscal year ending June 30, 1996 projects an ending fund balance of $630.6 million.

         The obligations of the State of North Carolina are currently rated in the highest category by the principal rating agencies.

         North Carolina county and municipal governments are likewise required to have a balanced budget. Many political subdivisions have been under increasing financial pressure resulting from increased taxes and expenditure reductions.

         There can be no assurance that general economic difficulties or the financial circumstances of North Carolina or its counties and municipalities will not adversely affect the market value of North Carolina Municipal Obligations or the ability of the obligors to pay debt service on such obligations.

         The primary purpose of investing in a portfolio of North Carolina Municipal Obligations is the special tax treatment accorded North Carolina resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the North Carolina issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of North Carolina issues with those of more diversified portfolios including out-of-state issues before making an investment decision. The Fund's management believes that by maintaining the Fund's investment portfolio in liquid, short-term, high quality investments, including participation certificates and other variable rate demand instruments that have high quality credit support from banks, insurance companies or other financial institutions, the Fund is largely insulated from the credit risks that may exist on long-term North Carolina Municipal Obligations. For additional information, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

         The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, has employed Reich & Tang Asset Management L.P. (the "Manager") to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors or officers of Reich & Tang Asset Management, Inc., the sole general partner of the Manager or employees of the Manager or its affiliates. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote full-time to the affairs of the Fund. The Statement of Additional Information contains general background information regarding each director and principal officer of the Fund.

         The Manager is a Delaware limited partnership with its principal office at 600 Fifth Avenue, New York, New York 10020. The Manager was at November 30, 1995 manager, advisor or supervisor with respect to assets aggregating in excess of $8.4 billion. The Manager acts as manager of fifteen other registered investment companies and also advises pension trusts, profit-sharing trusts and endowments. New England Investment Companies, L.P. ("NEICLP") is the limited partner and owner of a 99.5% interest in the newly created limited partnership, Reich & Tang Asset Management L.P., the Manager. Reich & Tang Asset Management, Inc. (a wholly-owned subsidiary of NEICLP) is the general partner and owner of the remaining .5% interest of the Manager.

         New England Investment Companies, Inc. ("NEIC"), a Massachusetts corporation, serves as the sole general partner of NEICLP. The New England Mutual Life Insurance Company ("The New England") owns approximately 67.3% of the total partnership units outstanding of NEICLP, and Reich & Tang, Inc. owns approximately 22.6% of the outstanding partnership units of NEICLP. In addition, NEIC is a wholly-owned subsidiary of The New England, which may be deemed a "controlling person" of the Manager. NEIC is a holding company offering a broad array of investment styles across a wide range of asset categories through ten investment advisory/management affiliates and two distribution subsidiaries which include, in addition to the Manager, Loomis, Sayles & Company, L.P., Copley Real Estate Advisors, Inc., Back Bay Advisors, L.P., Marlborough Capital Advisors, L.P., Westpeak Investment Advisors, L.P., Draycott Partners, Ltd., TNE Investment Services, L.P., New England Investment Associates, Inc., Harris Associates, and an affiliate, Capital Growth Management Limited Partnership. These affiliates in the aggregate are investment advisers or managers to 42 other registered investment companies.

         Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Pursuant to the Investment Management Contract, the Manager receives from the Fund a fee equal to .40% per annum of the Fund's average daily net assets for managing the

Fund's investment portfolio and performing related services. The Manager at its discretion may voluntarily waive all or a portion of the Management Fee.

         Pursuant to the Administrative Services Contract for the Fund, the Manager performs clerical, accounting supervision and office service functions for the Fund and provides the Fund with the personnel to (i) supervise the performance of bookkeeping and related services by Investors Fiduciary Trust Company, the Fund's bookkeeping agent, (ii) prepare reports to and filings with regulatory authorities and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager or its affiliates. The Manager, at its discretion, may voluntarily waive all or a portion of the administrative services fee. For its services under the Administrative Services Contract, the Manager receives a fee equal to .21% per annum of the Fund's average daily net assets. Any portion of the total fees received by the Manager may be used to provide shareholder services and for distribution of Fund shares (see "Distribution and Service Plan" herein.)

         In addition, Reich & Tang Distributors L.P., the Distributor, receives a servicing fee equal to .25% per annum of the average daily net assets of the Class A shares of the Fund under the Shareholder Servicing Agreement. The fees are accrued daily and paid monthly. Investment management fees and operating expenses, which are attributable to both Classes of shares of the Fund, will be allocated daily to each Class of shares based on the percentage of shares outstanding for each Class at the end of the day.

--------------------------------------------------------------------------------
                           DESCRIPTION OF COMMON STOCK
--------------------------------------------------------------------------------

         The Fund was incorporated in Maryland on April 18, 1990. The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund currently has only one portfolio. Except as noted below, each share when issued has equal dividend, distribution and liquidation rights within the series for which it was issued, and each fractional share has rights in proportion to the percentage it represents of a whole share. Shares of all series have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares when issued in accordance with the terms offering will be fully paid and non-assessable. Shares of the Fund are redeemable at net asset value, at the option of the shareholders. As of November 30, 1995, the amount of shares owned by all officers and directors of the Fund, as a group, was less than 1% of the outstanding shares of the Fund.

         The Fund is subdivided into two classes of common stock, Class A and Class B. Each share, regardless of class, will represent an interest in the same portfolio of investments and will have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that: (i) the Class A and Class B shares will have different class designations; (ii) only the Class A shares will be assessed a service fee of .25% of the average daily net assets of the Class A shares of the Fund pursuant to the Rule 12b-1 Distribution and Service Plan of the Fund; (iii) only the holders of the Class A shares would be entitled to vote on matters pertaining to the Plan and any related agreements in accordance with provisions of Rule 12b-1; and (iv) the exchange privilege will permit shareholders to exchange their shares only for shares of the same class of a Fund that participates in a exchange privilege with the Fund. (See "Exchange Privilege" herein.) Payments that are made under the Plans will be calculated and charged daily to the appropriate class prior to determining daily net asset value per share and dividends/distributions.

         Under its amended Articles of Incorporation the Fund has the right to redeem, for cash, shares of the Fund owned by any shareholder to the extent that, and at such times as, the Fund's Board of Directors determines to be necessary or appropriate to prevent any concentration of share ownership which would cause the Fund to become a "personal holding company" for Federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.

         Generally, all shares will be voted in the aggregate, except if voting by Class is required by law or the matter involved affects only one Class, in which case shares will be voted separately by class.

         The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Fund's By-laws provide the holders of one-third of the outstanding shares of the Fund present at a meeting in person or by proxy will constitute a quorum for the transaction of business at all meetings.

--------------------------------------------------------------------------------
                           DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

         The Fund declares dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and generally pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

         Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Fund's fiscal year. All dividends and distributions of capital gains are automatically invested in additional Fund shares of the same Class immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash.

         The Class A shares will bear the service fee under the Plan. As a result, the net income of and the dividends payable to the Class A shares will be lower than the net income of and dividends payable to the Class B shares of the Fund. Dividends paid to each Class of shares of the Fund will, however, be declared and paid on the same days at the same times and, except as noted with respect to the service fees payable under the Plan, will be determined in the same manner and paid in the same amounts.

--------------------------------------------------------------------------------
                        HOW TO PURCHASE AND REDEEM SHARES
--------------------------------------------------------------------------------

HOW TO BUY SHARES

         You can purchase shares of the Fund through broker-dealers, banks or other financial intermediaries, or directly through EFD. The minimum initial investment is $1,000 which may be waived in certain situations. There is no minimum for subsequent investments. In states where EFD is not registered as a broker-dealer, shares of the Fund will only be sold through other broker-dealers or other financial institutions that are registered. Only Class A shares are offered through this Prospectus. Instructions on how to purchase shares of the Fund are set forth in the Share Purchase Application.

ADDITIONAL PURCHASE INFORMATION. As a condition of this offering, if a purchase is canceled due to nonpayment or because an investor's check does not clear, the investor will be responsible for any loss the Fund or the Fund's Manager incurs. If such investor is an existing shareholder, the Fund may redeem shares from his or her account to reimburse the Fund or the Fund's Manager for any loss. In addition, such investors may be prohibited or restricted from making further purchase in any of the Evergreen mutual funds.

HOW TO REDEEM SHARES

         You may "redeem", i.e., sell your shares in the Fund to the Fund on any Fund Business Day, either directly or through your financial intermediary. The price you will receive is the net asset value next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check, the Fund will not send proceeds until it is reasonably satisfied that the check has been collected (which may take up to ten days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or canceled.

REDEEMING SHARES THROUGH YOUR FINANCIAL INTERMEDIARY. The Fund must receive instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value. Your financial intermediary is responsible for furnishing all necessary documentation to the Fund and may charge you for this service. Certain financial intermediaries may require that you give instructions earlier than 4:00 p.m. (Eastern time).

REDEEMING SHARES DIRECTLY BY MAIL OR TELEPHONE. Send a signed letter of instruction or stock power form to State Street Bank and Trust Company ("State Street") which is the registrar, transfer agent and dividend disbursing agent for the Fund. Stock power forms are available from your financial intermediary, State Street, and many commercial banks. Additional documentation is required for the sale of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $10,000 or where the redemption proceeds are to be mailed to an address other than that shown in the account registration. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable to State Street.

         Shareholders may withdraw amounts of $1,000 or more from their accounts by calling State Street at 800-423-2615 between the hours of 8:00 a.m. to 5:30 p.m. (Eastern time) each Fund Business Day. Redemption requests made after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. Such redemption requests must include the shareholder's account name, as registered with the Fund, and the account number. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. Shareholders who are unable to reach State Street by telephone should follow the procedures outlined above for redemption by mail.

         The telephone redemption service is not available to shareholders automatically. Shareholders wishing to use the telephone redemption service must indicate this on the Share Purchase Application and choose how the redemption proceeds are to be paid. Redemption proceeds will either (i) be mailed by check to the shareholder at the address in which the account is registered or (ii) be wired to an account with the same registration as the shareholder's account in the Fund at a designated commercial bank. State Street currently deducts a $5.00 wire charge from all redemption proceeds wired. This charge is subject to change without notice. Redemption proceeds will be wired on the same day if the request is made prior to 12 noon (Eastern time). Such shares, however, will not earn dividends for that day. Redemption requests received after 12 noon will earn dividends for that day, and the proceeds will be wired on the following business day. A shareholder who decides later to use this service, or to change instructions already given, should fill out a Shareholder Services Form and send it to State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827, with such shareholder's signature guaranteed by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable to State Street. Shareholders should allow approximately ten days for such form to be processed. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring some form of personal identification prior to acting upon instructions and tape recording of telephone instructions. If the Fund fails to follow such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine. The Fund reserves the right to refuse a telephone redemption if it is believed advisable to do so. Financial intermediaries may charge a fee for handling telephone requests. Procedures for redeeming Fund shares by telephone may be modified or terminated without notice at any time.

REDEMPTIONS BY CHECK. Upon request, the Fund will provide holders of Evergreen shares, without charge, with checks drawn on the Fund that will clear through State Street. Shareholders will be subject to State Street's rules and regulations governing such checking accounts. Checks will be sent usually within ten business days following the date the account is established. Checks may be made payable to the order of any payee in an amount of $250 or more. The payee of the check may cash or deposit it like a check drawn on a bank. (Investors should be aware that, as in the case with regular bank checks, certain banks may not provide cash at the time of deposit, but will wait until they have received payment from State Street.) When such a check is presented to State Street for payment, State Street, as the shareholder's agent, causes the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. Checks will be returned by State Street if there are insufficient or uncollectable shares to meet the withdrawal amount. The check writing procedure for withdrawal enables shareholders to continue earning income on the shares to be redeemed up to but not including the date the redemption check is presented to State Street for payment.

         Shareholders wishing to use this method of redemption should fill out the appropriate part of the Share Purchase Application (including the Signature
Card) and mail the completed form to State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827. Shareholders requesting this service after an account has been opened must contact State Street since additional documentation will be required. Currently there is no charge either for checks or for the clearance of any checks. This service may be terminated or altered at any time.

--------------------------------------------------------------------------------
                              SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

         The Fund offers the following shareholder services. For more information about these services or your account, contact EFD or the toll-free number on the front of this Prospectus. Some services are described in more detail in the Share Purchase Application.

SYSTEMATIC INVESTMENT PLAN. You may make monthly or quarterly investments into an existing account automatically in amounts of not less than $25.

TELEPHONE INVESTMENT PLAN. You may make investments into an existing account electronically in amounts of not less than $100 or more than $25,000 per investment. Telephone investment requests received by 3:00 p.m. (Eastern time) will be credited to a shareholder's account two business days after the request is received.

SYSTEMATIC CASH WITHDRAWAL PLAN. When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Fund's Systematic Cash Withdrawal Plan by filling out the appropriate part of the Share Purchase Application. Under this plan, you may receive (or designated a third party to receive) a monthly or quarterly check in a stated amount of not less than $100. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gain distributions reinvested automatically. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business Day immediately preceding the date of payment. To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder's investment. Because the withdrawal plan involves the redemption of Fund shares, such withdrawals may constitute taxable events to the shareholder but the Fund does not expect that there will be any realized capital gains.

INVESTMENTS THROUGH EMPLOYEE BENEFIT AND SAVINGS PLAN. Certain qualified and non-qualified benefit and savings plans may make shares of the Fund and the other Evergreen mutual funds available to their participants. Each Fund's investment adviser may provide compensation to organizations providing administrative and recordkeeping services to plans which make shares of the Evergreen mutual funds available to their participants.

AUTOMATIC REINVESTMENT PLAN. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at the net asset value per share at the close of business on the last business day of each month, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested. If you elect to receive dividends and distributions in cash and the U.S. Postal Service cannot deliver the checks, or if the checks remain uncashed for six months, the checks will be reinvested into your account at the then current net asset value.

TAX SHELTERED RETIREMENT PLANS. You may open a pension and profit sharing account in any Evergreen mutual fund (except those funds having an objective of providing tax free income), including: (i) Individual Retirement Accounts ("IRAs") and Rollover IRAs; (ii) Simplified Employee Pension (SEP) for sole proprietors, partnerships and corporations; and (iii) Profit-Sharing and Money Purchase Pension Plans for corporations and their employees.

         The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a charge for either sales or redemptions.

         In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Accordingly, the Fund does not accept a subscription or invest an investor's payment in portfolio securities until the payment has been converted into Federal Funds.

         Shares will be issued as of the first determination of the Fund's net asset value per share for each Class made after acceptance of the investor's purchase order at the net asset value next determined after receipt of the purchase order. Shares begin accruing income dividends on the day they are purchased. The Fund reserves the right to reject any purchase order for its shares. Certificates for Fund shares will not be issued to an investor.

         Shares are issued as of 12 noon, Eastern time, on any Fund Business Day on which an order for the shares and accompanying Federal Funds are received by the Fund's transfer agent before 12 noon. Orders accompanied by Federal Funds and received after 12 noon, Eastern time, on a Fund Business Day will not result in share issuance until the following Fund Business Day. Fund shares begin accruing income on the day the shares are issued to an investor.

There is no redemption charge, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check. If a shareholder elects to redeem all the shares of the Fund he owns, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for any period during which the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of the shareholders of the Fund.
         Redemption requests received by the Fund's transfer agent before 12 noon, Eastern time, on any Fund Business Day become effective at 12 noon that day. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective. A redemption request received after 12 noon, Eastern time, on any Fund Business Day becomes effective on the next Fund Business Day.

         The Fund has reserved the right to close an account that through redemptions has remained below $1,000 for 30 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

         The redemption of shares may result in the investor's receipt of more or less than he paid for his shares and, thus, in a taxable gain or loss to the investor.

EFFECT OF BANKING LAWS

         The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of securities. However, it is the Fund management's position that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the Manager for providing such services. However, this is an unsettled area of the law and if a determination contrary to the Fund management's position is made by a bank regulatory agency or court concerning shareholder servicing and administration payments to banks from the Manager, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be reregistered in the name of the customers at no cost to the Fund or its shareholders. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

--------------------------------------------------------------------------------
                          DISTRIBUTION AND SERVICE PLAN
--------------------------------------------------------------------------------

         Pursuant to Rule 12b-1 under the 1940 Act, the Securities and Exchange Commission has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and Reich & Tang Distributors L.P. (the "Distributor") have entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to the Class A shares of the Fund only).

         Reich & Tang Asset Management, Inc. serves as the sole general partner for both Reich & Tang Asset Management L.P. and Reich & Tang Distributors L.P., and Reich & Tang Asset Management L.P. serves as the sole limited partner of the Distributor.

         Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares and, for nominal consideration and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

         Under the Shareholder Servicing Agreement, the Distributor receives with respect only to the Class A shares a service fee equal to .25% per annum of the Class A shares' average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are shareholders of the Class A shares of the Fund. The Class B shareholders will not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Shareholder Servicing Fee.

         The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreement and
(ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

         The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the Class A shares of the Fund; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Class A shares of the Fund; and (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors, and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholding
Servicing Fee (with respect to Class A shares) and past profits, for the purposes enumerated in (i) above. The Manager and Distributor may make payments to Participating Organizations for providing certain of such services generally up to a maximum of (on an annualized basis) .40% of the average daily net asset value of the Class A shares serviced through the Participating Organizations. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract in effect for that year or under the Shareholder Servicing Agreement in effect for that year.

         For the fiscal year ended August 31, 1995, the total amount spent pursuant to the Plan for Class A shares was .43% of the average daily net assets of the Fund, of which .19% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing and Administration Agreement and an amount representing .24% of the average daily net assets was paid by the Manager's predecessor (which may be deemed an indirect payment by the Fund). Of the total amount paid by the Manager's predecessor, $27,650 was utilized for compensation to sales personnel, $10,625 on Prospectus printing and $9,994 on miscellaneous expenses.

         The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. However, in the opinion of the Manager based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Directors will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plan to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution would result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.
--------------------------------------------------------------------------------
                              FEDERAL INCOME TAXES
--------------------------------------------------------------------------------

         The Fund has elected to qualify under the Code as a regulated investment company that distributes "exempt-interest dividends" as defined in the Code. The Fund's policy is to distribute as dividends each year 100% (and in no event less than 90%) of its tax-exempt interest income, net of certain deductions, and its investment company taxable income (if any). If distributions are made in this manner, dividends derived from the interest earned on Municipal Obligations are "exempt-interest dividends" and are not subject to regular Federal income tax, although as described below, such "exempt-interest dividends" may be subject to Federal alternative minimum tax. Dividends paid from taxable income, if any, and distributions of any realized short-term capital gains (whether from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income for Federal income tax purposes, whether received in cash or reinvested in additional shares of the Fund. The Fund does not expect to realize long-term capital gains, and thus does not contemplate distributing "capital gain dividends" or having undistributed capital gain income within the meaning of the Code. The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. For Social Security recipients, interest on tax-exempt bonds, including tax-exempt interest dividends paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of Social Security benefits includible in gross income. The Revenue Reconciliation Act of 1993 (P.L. 103-66) and other recent tax legislation, affects many of the Federal tax aspects of Municipal Obligations and makes many important changes to the Federal income tax system, including an increase in marginal tax rates. In addition to these changes, the Tax Reform Act of 1986 (P.L. 99-514) limited the annual amount of many types of tax-exempt bonds that a state may issue and revised current arbitrage restrictions. P.L. 99-514 also provided that interest on certain "private activity bonds" (generally, a bond issue in which more than 10% of the proceeds are used for a non-governmental trade or business and which meets the private security or payment test, or bond issue which meets the private loan financing test) issued after August 7, 1986 will constitute an item of tax preference subject to the individual alternative minimum tax and P.L. 103-66 increases the alternative minimum tax rate for taxpayers other than corporations up to 28%. Further, corporations will be required to include in alternative minimum taxable income 75% of the amount by which its adjusted current earnings (including generally, tax-exempt interest) exceeds its alternative minimum taxable income (determined without this tax item). Certain tax-exempt interest is also included in the tax base for the additional corporate minimum tax imposed by the Superfund Amendments and Reauthorization Act of 1986. In addition, in certain cases Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on "passive investment income", including tax-exempt interest. Although the Fund intends to maintain a $1.00 per share net asset value, a shareholder may realize a taxable gain or loss upon the disposition of shares.

         With respect to variable rate demand instruments, including participation certificates therein, the Fund is relying on the opinion of Battle Fowler LLP, counsel to the Fund, that it will be treated for Federal income tax purposes as the owner thereof and that the interest on the underlying Municipal Obligations will be exempt from regular Federal income taxes to the Fund. Counsel has pointed out that the Internal Revenue Service has announced it will not ordinarily issue advance rulings on the question of the ownership of securities or participation interests therein subject to a put and could reach a conclusion different from that reached by counsel.

         In South Carolina v. Baker, the United States Supreme Court held that the Federal government may constitutionally require states to register bonds they issue and may subject the interest on such bonds to Federal tax if not registered, and the Court further held that there is no constitutional prohibition against the Federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the Federal government to regulate and control bonds such as the Municipal Obligations and to tax such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations in accordance with Section 103 of the Code.

--------------------------------------------------------------------------------
                           NORTH CAROLINA INCOME TAXES
--------------------------------------------------------------------------------

         The designation of all or a portion of a dividend paid by the Fund as an "exempt-interest dividend" under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority. However, assuming that the Fund is a regulated investment company within the meaning of Section 851 of the Code, has filed with the North Carolina Department of Revenue its election to be treated as a regulated investment company and has complied with certain other requirements, exempt interest dividends received from the Fund need not be included in North Carolina taxable income by shareholders of the Fund subject to North Carolina taxation to the extent such dividends represent interest from obligations issued by North Carolina and political subdivisions of North Carolina. Dividends with respect to interest on obligations from states other than North Carolina and its political subdivisions are required to be added to Federal taxable income in calculating North Carolina taxable income. The portion of distributions from the Fund that represents capital gain is reportable for North Carolina income tax purposes as capital gain income and not dividend income. Exempt-interest dividends correctly identified by the Fund as derived from obligations of Puerto Rico and the Virgin Islands, as well as other types of obligations that North Carolina is prohibited from taxing under the Constitution or the laws of the United States of America or the constitution or laws of North Carolina ("Territorial Municipal Obligations") should be exempt from the North Carolina Income Taxation provided the Fund complies with the North Carolina law.

         Shareholders are urged to consult their tax advisers with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own states and localities.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

         The Fund was incorporated under the laws of the State of Maryland on April 18, 1990 and it is registered with the Securities and Exchange Commission as a non-diversified, open-end, management investment company.

         The Fund prepares semi-annual unaudited and annual audited reports which include a list of investment securities held by the Fund and which are sent to shareholders.

         As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual meetings only (a) for the election of directors, (b) for approval of revised investment advisory contracts with respect to a particular class or series of stock, (c) for approval of the Fund's distribution agreement with respect to a particular class or series of stock, and (d) upon the written request of holders or shares entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act including the removal of Fund director(s) and communication among shareholders, any registration of the Fund with the Securities and Exchange Commission or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of the shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such a meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

         For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's registration statement filed with the Securities and Exchange Commission, including the exhibits thereto. The registration statement and the exhibits thereto may be examined at the
Commission and copies thereof may be obtained upon payment of certain duplicating fees.

--------------------------------------------------------------------------------
                                 NET ASSET VALUE
--------------------------------------------------------------------------------

         The net asset value of each Class of the Fund's shares is determined as of 12 noon, Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except customary business holidays and Good Friday. The net asset value of a Class is computed by dividing the value of the Fund's net assets for such Class (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding for such Class.

         The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, except that if fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold. The Fund intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.

--------------------------------------------------------------------------------
                          CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------


         Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105 is custodian for the Fund's cash and securities. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 is the registrar, transfer agent and dividend disbursing agent for the shares of the Fund. The Fund's custodian and transfer agent do not assist in, and are not responsible for, investment decisions involving assets of the Fund.

                     [This space intentionally left blank]














































    DISTRIBUTOR
    Evergreen Funds Distributor, Inc., 230 Park Avenue, New York, New York 10169

    For further information contact the Fund at 2500 Westchester Avenue, Purchase, New York 10577

EVERGREEN FUNDS APPLICATION

FOR PURCHASES OF CLASS A, B, C OR EVERGREEN SHARES ONLY

DO NOT USE FOR EVERGREEN'S, IRA OR KEOGH ACCOUNTS

If   you   need   assistance   in   completing  this  application,  please  call
1-800-235-0064.
Mail check and completed application to: The Evergreen Funds, State Street Bank & Trust Co., P.O. Box 9021, Boston, MA, 02205-9827

1.       YOUR ACCOUNT REGISTRATION   (please print)
         (Check only one box here to indicate type of registration.)

[    ]  INDIVIDUAL

--------------------       --------------------------------------
First Name                 Initial                   Last Name

----------------------------------------------
Social Security Number  1

[    ]  JOINT TENANT  2


-------------------------------------------------------------------------------
1 Only one Social Security Number is needed for tax reporting.

2 The account  registration will be joint tenants with right of survivorship and
not  tenants  in  common  unless   tenants  in  common  or  community   property
registrations are requested

[    ]   GIFT TO A MINOR

____________________________________ as custodian for
Custodian's Name (Only One Permitted)

________________________________________under the
Minor's Name (Only One Permitted)

_______________________Uniform Gifts to Minors Act
State
                           -------------------------------
                           Minor's Social Security Number


-------------------------------------------------------------------------------
[    ]  A TRUST (Please include copy of Trust document)

_________________________________________as trustee for
Name of Trustee

_______________________________under agreement dated
Name of Trust

-------------------.                -----------------------
Date of Trust Agreement             Taxpayer Identification Number


--------------------------------------------------------------------------------
[    ] A CORPORATION, PARTNERSHIP OR OTHER ENTITY
       (Please include copy of Corporate Resolution)


--------------------------------------------------------
Name of corporation or other entity

---------------------------------------------
Taxpayer Identification Number


2.       YOUR MAILING ADDRESS   (please print)

-----------------------------------------------------
Street Address

-----------------------------------------------------
City                       State                     Zip

-----------------------------------------------------
Home Phone                          Business Phone

I am a citizen of [    ]  U.S.      [    ]  Other ____________________
                                            (please specify)


3.       DEALER INFORMATION   (please print)

------------------------------------------------------
Dealer Name

------------------------------------------------------
Dealer Address

------------------------------------------------------
City                       State                     Zip

Dealer Authorized Signature  __________________________________

-------------------------------------------------------
Branch Address

-------------------------------------------------------
City                       State                     Zip

--------------------------------------------------------
Dealer Branch Office Number                          Branch Phone Number

-------------------------------------------------------
Rep Number                          Rep Last Name

4. YOUR INITIAL INVESTMENT   (minimum of $1,000 per account)


Fund Name                  Share Class**                                Amount
                            A       B       C   Evergreen Shares
-----------------------   [   ]   [   ]   [   ]   [   ]             $-----------
-----------------------   [   ]   [   ]   [   ]   [   ]             $-----------
-----------------------   [   ]   [   ]   [   ]   [   ]             $-----------


[    ] Check    or   [    ] Wire * (Make check payable to Evergreen Funds)

* To wire funds, obtain an account number and wiring instructions by calling 800-423-2615, and fill in the information below.

On _______________________Account No. _______________________________
         (Date of Wire)

--------------------------------------------------------------------
Name of Bank                                         Branch


**  If no class is chosen, it will be assumed you wish to invest in Class A

5.       DIVIDEND AND DISTRIBUTION INSTRUCTIONS

Dividends are to be:       [    ]  Reinvested               [    ] Paid in Cash

Capital Gain
Distributions are to be:   [    ]  Reinvested               [    ] Paid in Cash

If no boxes are checked, all dividends and capital gain distributions will be reinvested.

                                                            CONTINUED ON REVERSE

6.       SYSTEMATIC WITHDRAWAL PLAN
                  (Minimum initial investment $10,000)

[    ] Systematic Withdrawal Plan

I, We request that the Fund or its transfer agent send a check for

$____________________________($75 minimum) monthly beginning

the 25th day of _____________________or [    ] quarterly beginning
                  month
the 25th day of ______________________.  The check is to be drawn to the order of ________________________________.

and mailed to:

---------------------------------------------------------
Name

---------------------------------------------------------
Address

---------------------------------------------------------
City                       State                     Zip


7.       TELEPHONE EXCHANGE/REDEMPTION OPTION
                  (minimum $1,000 per transaction)

I, We authorize you to honor any telephone requests for the following:

[ ] Exchange existing shares of one of the Evergreen funds for shares of any of the other Evergreen funds within the same class with no change in registration.

Redemption Options (choose only one)

[ ] Mail redemption proceeds from a designated Evergreen fund or to the name and address in which the fund account is registered.

         or

[ ] Wire redemption proceeds from a designated Evergreen fund to an account with the same registration as the registration in the fund at the commercial bank you specify in the following text. (Please attach a voided check for the account listed). If you would like more than one bank file, please attach additional banking information, including a voided check, for each bank listed.

-----------------------------------------------------------
Name of Bank                                Account #

-----------------------------------------------------------
Address

-----------------------------------------------------------
City                       State                     Zip

The records of the Evergreen Funds and State Street Bank and Trust Company of such instructions will be binding on all parties and neither the Evergreen Funds nor State Street will be liable for any loss, expense or cost arising out of such transactions.

X_________________________________________________________
         Shareholder Signature

X_________________________________________________________
         Joint Shareholder Signature, if any


8.       CHECK WRITING SERVICES

[ ] Please open a check writing service account at State Street Bank and Trust Company in my (our) name(s) as registered in Part I of this application and send me (us) a supply of checks. I (we) understand that checks may not be drawn on the account for less than $250.00. Please be sure to complete the attached signature card. Checks cannot be issued until it is on file.


9.      YOUR SIGNATURE

The undersigned warrants that he/she has full authority and is of legal age to purchase shares of the Fund and has received and read a current Prospectus of the Fund and agrees to its terms. The Fund's Transfer Agent will not be liable for acting upon instructions it believes are genuine. Under penalties of perjury, the undersigned whose Social Security (Tax I.D.) number is shown above certifies (I) that number is my correct taxpayer identification number and (ii) currently I am not under IRS notification that I am subject to back up withholding (delete (ii) if under notification). If no such number is shown, the undersigned further certifies, under penalties of perjury, that (a) no such number has been issued, and a number has been or soon will be applied for; if a number is not provided to you within sixty days, the undersigned understands that all payments (including redemptions) are subject to 31% withholding under Federal tax law, until a number is provided; or (b) that the undersigned is not a citizen or resident of the U.S. and either does not expect to be in the U.S. for 183 days during each calendar year and does not conduct a business in the U.S. which would receive any gain from the Fund, or is exempt under an income tax treaty. THE INVESTMENT ADVISOR TO THE EVERGREEN FUNDS IS REICH & TANG ASSET MANAGEMENT LP. INVESTMENTS IN THE EVERGREEN FUNDS ARE NOT ENDORSED OR GUARANTEED BY ANY BANK OR ANY SUBSIDIARIES OF ANY BANK, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK OR ANY SUBSIDIARIES OF ANY BANK, ARE NOT INSURED OR OTHERWISE PROTECTED BY THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE EVERGREEN FUNDS ARE DISTRIBUTED BY EVERGREEN FUNDS DISTRIBUTOR, INC., WHICH IS INDEPENDENT OF REICH & TANG ASSET MANAGEMENT LP.

X_________________________________________________________
Shareholder Signature (or Custodian)                 Date

X_________________________________________________________
Joint Shareholder Signature, if any                  Date

X_________________________________________________________
Corporate Officer, Partner, Trustee, etc.

__________________________________________________________
Title                                                Date

SYSTEMATIC INVESTMENT PLAN

12.      SYSTEMATIC INVESTMENT PLAN

[    ] Systematic Investment Plan

This service allows you to regularly and automatically add to the Evergreen Fund named below by debiting your checking account. Please allow 30 days for us to establish this service.


         I wish to make automatic investments of

         $_________________________ in the
              ($25 Minimum investment)


-------------------------------------------------------
Name of Evergreen Fund                  Class of shares



Please debit my account
(Please attach a voided check)

[    ] Monthly    [    ] Quarterly

on the

[    ] 5th        [    ] 20th


SIGNATURES AND ACCOUNT INFORMATION

-------------------------------             -----------------------------
Shareholder Name (Please print)                      Name of Bank Account

X______________________________             _____________________________
Shareholder Signature                       Bank account number

--------------------------------------------------
Joint Shareholder Name, if any (Please print)

X_________________________________________
Joint Shareholder Signature


--------------------------------------------------
Investment Representative # and Full Name


SIGNATURE CARD FOR CHECKWRITING OPTION      (Please Print)
(see part eight of application)

[    ]   Evergreen Money Market Fund

[    ]   Evergreen Tax Exempt Money Market Fund

[    ]   Evergreen Treasury Money Market Fund
         Only one signature will be required on checks unless the box below is checked off

[    ] Check  here  only if you wish to have  both  signatures  required  on checks.


------------------------------------------------------------------
Account Number             Last Name        First   Middle Initial

------------------------------------------------------------------
Account Number             Last Name        First   Middle Initial


BY SIGNING THIS SIGNATURE CARD THE UNDERSIGNED AGREE(S) TO BE SUBJECT TO THE RULES AND REGULATIONS OF STATE STREET BANK & TRUST COMPANY, NOW OR HEREAFTER PERTAINING THERETO AND AS AMENDED FROM TIME TO TIME, AND AS SET FORTH BELOW.

X_________________________________________________________
SIGNATURE

X_________________________________________________________
SIGNATURE


THE PAYMENT OF FUNDS ON THE CONDITIONS SET FORTH BELOW IS AUTHORIZED BY THE SIGNATURE(S) APPEARING ABOVE. If this card is signed by two persons either signature will be accepted on checks unless the box requiring tow signatures is checked off. Each signatory guarantees the genuineness of the other's signature. The Bank is hereby appointed agent by the person(s) signing this card ("Depositors") and, as such agent is directed to request redemption of shares of the fund checked off above registered in the name of such person(s) upon receipt of, and to the amount of checks drawn upon this checking account and to deposit the proceeds of such redemptions in this checking account. In so acting the Bank shall be liable only for its own negligence. Depositors will be subject to the Bank's rules and regulations governing such checking accounts including the right of the Bank not to honor checks in amounts exceeding the value of the Depositor's shareholder account with the Fund checked off above the time the check is presented for payment. It is further agreed as follows:

1. Deposits in this account may be made only from proceeds of shares of the fund checked off above.

2. The Bank reserves the right to change, modify or terminate this agreement at any time upon notification mailed to the address appearing in the shareholder records of the fund checked off above.

                                                       Registration No. 33-41462
                                                                     RULE 497(b)
--------------------------------------------------------------------------------
NORTH CAROLINA
DAILY MUNICIPAL                             600 Fifth Avenue, New York, NY 10020
INCOME FUND, INC.                           (212) 830-5220
================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

        RELATING TO THE NORTH CAROLINA DAILY MUNICIPAL INCOME FUND, INC.
                        PROSPECTUS DATED JANUARY 2, 1996
                                    AND THE
      EVERGREEN SHARES OF NORTH CAROLINA DAILY MUNICIPAL INCOME FUND, INC.
                       PROSPECTUS DATED JANUARY 19, 1996


This Statement of Additional Information, although not in itself a Prospectus, expands upon and supplements the information contained in the current Prospectus of North Carolina Daily Municipal Income Fund, Inc. (the "Fund"), dated January 2, 1996 and should be read in conjunction with the Prospectus. The Fund's Prospectus may be obtained from any Participating Organization or by writing or calling the Fund.

If you wish to invest in Evergreen Shares of the Fund you should obtain a separate prospectus by writing to State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 or by calling (800) 807-2840. This Statement of Additional Information is incorporated by reference into the respective Prospectus in its entirety.

                                             Table of Contents

Investment Objectives,................................       Yield Quotations..........................................12
    Policies and Risks................................2      Manager...................................................13
Description of Municipal Obligations..................3           Expense Limitation...................................14
    Variable Rate Demand Instruments..................       Management of the Fund....................................15
         and Participation Certificates. .............5           Compensation Table...................................17
    When-Issued Securities............................7           Counsel and Auditors.................................17
    Stand-by Commitments..............................7      Distribution and Service Plan.............................17
Taxable Securities....................................8      Description of Common Stock ..............................18
    Repurchase Agreements.............................9      Federal Income Taxes......................................20
North Carolina Risk Factors...........................9      North Carolina Income Taxes...............................21
Investment Restrictions...............................10     Custodian and Transfer Agent..............................22
Portfolio Transactions................................11     Description of Ratings....................................23
How to Purchase.......................................       Taxable Equivalent Yield Tables...........................24
    and Redeem Shares.................................11     Independent Auditor's Report..............................26
Net Asset Value.......................................11     Financial Statements......................................27


INVESTMENT OBJECTIVES,  POLICIES AND RISKS

As stated in the Prospectus, the Fund is a non-diversified, open-end, management investment company that is a short-term, tax-exempt money market fund. The Fund's investment objectives are to seek as high a level of current income, exempt from regular Federal tax and, to the extent possible, North Carolina income taxes (the "North Carolina Income Tax"), as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal. No assurance can be given that these objectives will be achieved. The following discussion expands upon the description of the Fund's investment objectives and policies in the Prospectus. The Fund's assets will be invested primarily in high quality debt obligations issued by or on behalf of the State of North Carolina, other states, territories and possessions of the United States and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is, in the opinion of bond counsel to the issuer at the date of issuance, currently exempt from regular Federal income taxation ("Municipal Obligations") and in participation certificates (which, in the opinion of Battle Fowler LLP, counsel to the Fund, cause the Fund to be treated as the owner of the underlying Municipal Obligations for Federal income tax purposes) in Municipal Obligations purchased from banks, insurance companies or other financial institutions. Dividends paid by the Fund which are "exempt-interest dividends" by virtue of being properly designated by the Fund as derived from Municipal Obligations and participation certificates in Municipal Obligations will be exempt from Federal income tax provided the Fund complies with Section 852(b)(5) of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Although the Supreme Court has determined that Congress has the authority to subject the interest on bonds such as the Municipal Obligations to regular Federal income taxation, existing law excludes such interest from regular Federal income tax. However, "exempt-interest dividends" may be subject to the Federal alternative minimum tax.

Securities, the interest income on which may be subject to the Federal alternative minimum tax (including participation certificates in such securities), may be purchased by the Fund without limit. Securities, the interest income on which is subject to regular Federal, state and local income tax, will not exceed 20% of the value of the Fund's total assets. (See "Federal Income Taxes" herein.) Further, interest on Municipal Obligations is includable in a 0.12% additional corporate minimum tax imposed by the Superfund Amendments and Reauthorization Act of 1986. Exempt-interest dividends paid by the Fund that are correctly identified by the Fund as derived from obligations issued by or on behalf of the State of North Carolina or any North Carolina local governments, or their instrumentalities, authorities or districts ("North Carolina Municipal Obligations") will be exempt from the North Carolina Income Tax. Exempt-interest dividends correctly identified by the Fund as derived from obligations of Puerto Rico and the Virgin Islands, as well as any other types of obligations that North Carolina is prohibited from taxing under the Constitution, the laws of the United States of America or the North Carolina Constitution ("Territorial Municipal Obligations"), also should be exempt from North Carolina Income Tax provided the Fund complies with North Carolina laws. (See "North Carolina Income Taxes" herein.) To the extent that suitable North Carolina Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities, the dividends on which will be designated by the Fund as derived from interest income which will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular Federal income tax but will be subject to the North Carolina Income Tax. Except as a temporary defensive measure during periods of adverse market conditions as determined by the Manager, the Fund will invest at least 65% of its assets in North Carolina Municipal Obligations, although the exact amount of the Fund's assets invested in such securities will vary from time to time. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less and to value its investment portfolio at amortized cost and maintain a net asset value at a $1.00 per share of each Class. There can be no assurance that this value will be maintained.

The Fund may hold uninvested cash reserves pending investment. The Fund's investments may include "when-issued" Municipal Obligations, stand-by commitments and taxable repurchase agreements. Although the Fund will attempt to invest 100% of its assets in Municipal Obligations and in participation certificates in Municipal Obligations, the Fund reserves the right to invest up to 20% of the value of its total assets in securities, the interest income on which is subject to regular Federal, state and local income tax. The Fund will invest more than 25% of its assets in participation certificates purchased from banks in industrial revenue bonds and other North Carolina Municipal Obligations. In view of this "concentration" in bank participation certificates in North Carolina Municipal Obligations, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See "Variable Rate Demand Instruments and Participation Certificates" herein.) The investment objectives of the Fund described in the preceding paragraphs of this section may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund that would be affected by such a change. As used herein, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may only purchase United States dollar-denominated Municipal Obligations that have been determined by the Fund's Board of Directors to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means (i) Municipal Obligations with remaining maturities of 397 days or less and rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs") (acquisition in the latter situation must also be ratified by the Board of Directors); (ii) Municipal Obligations with remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e., with maturities greater than 366 days) and whose issuer has received from the Requisite NRSROs a rating with respect to comparable short-term debt in the two highest short-term rating categories and (iii) unrated Municipal Obligations determined by the Fund's Board of Directors to be of comparable quality. Where the issuer of a long-term security with a remaining maturity which would otherwise qualify it as an Eligible Security, does not have rated short-term debt outstanding, the long-term security is treated as unrated but may not be purchased if it has a long-term rating from any NRSRO that is below the two highest long-term categories. A determination of comparability by the Board of Directors is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the Municipal Obligations or participation certificates. (See "Variable Rate Demand Instruments and Participation Certificates" herein). While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of long-term bonds and notes or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating demand notes is "VMIG-1" by Moody's or "SP-1/AA" by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments. The Fund's Board of Directors has determined that Municipal Obligations which are backed by the credit of the Federal Government will be considered to have a rating equivalent to Moody's "Aaa". (See "Description of Ratings" herein.)

All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

As a non-diversified investment company, the Fund is not subject to any statutory restriction under the Investment Company Act of 1940 (the "1940 Act") with respect to investing its assets in one or relatively few issuers. This non-diversification may present greater risks than in the case of a diversified company. However, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. The Fund will be restricted in that at the close of each quarter of the taxable year, at least 50% of the value of its total assets must be represented by cash, government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer other than Government securities. The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised. (See "Federal Income Taxes" herein.)

DESCRIPTION OF MUNICIPAL OBLIGATIONS

As used herein, "Municipal Obligations" include the following as well as "Variable Rate Demand Instruments and Participation Certificates".

1. Municipal Bonds with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities") which generally have a maturity at the time of issue of one year or more and which are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

    The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of, and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

    In addition, certain kinds of "private activity bonds" are issued by public authorities to provide funding for various privately operated industrial facilities (hereinafter referred to as "industrial revenue bonds" or "IRBs"). Interest on the IRBs is generally exempt, with certain exceptions, from regular Federal income tax pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. (See "Federal Income Taxes" herein.) IRBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IRBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IRBs, the IRBs or the participation certificates in IRBs purchased by the Fund will be supported by letters of credit, guarantees or insurance that meet the definition of Eligible Securities at the time of acquisition and provide the demand feature which may be exercised by the Fund at any time to provide liquidity. Shareholders should note that the Fund may invest in IRBs acquired in transactions involving a Participating Organization. In accordance with Investment Restriction 6 herein, the Fund is permitted to invest up to 10% of the portfolio in high quality, short-term Municipal Obligations (including IRBs) meeting the definition of Eligible Securities at the time of acquisition that may not be readily marketable or have a liquidity feature.

2. Municipal Notes with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project notes are issued by local agencies and are guaranteed by the United States Department of Housing and Urban Development. Project notes are also secured by the full faith and credit of the United States. The Fund's investments may be concentrated in Municipal Notes of North Carolina issuers.

3. Municipal Commercial Paper that is an Eligible Security at the time of acquisition. Issues of Municipal Commercial Paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

4. Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal Leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce
     this risk, the Fund will only purchase  Municipal   Leases  subject  to  a
     non-appropriation clause where the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution. These types of Municipal Leases may be considered illiquid and subject to the 10% limitation of investments in illiquid securities set forth under "Investment Restrictions" contained herein. The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring the liquidity of Municipal Leases. In making such determination, the Board and the Manager may consider such factors as the frequency of trades for the obligation, the number of dealers willing to purchase or sell the obligations and the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any Municipal Leases are illiquid, such lease will be subject to the 10% limitation on investments in illiquid securities.

5. Any other Federal tax-exempt, and to the extent possible, North Carolina Income tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, whose inclusion in the Fund would be consistent with the Fund's "Investment Objectives, Policies and Risks" and permissible under Rule 2a-7 under the 1940 Act.

Subsequent to its purchase by the Fund, a rated Municipal Obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Board of Directors of the Fund shall reassess promptly whether the Municipal Obligation presents minimal credit risks and shall cause the Fund to take such action as the Board of Directors determines in the best interest of the Fund and its shareholders. However, reassessment is not required if the Municipal Obligation is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions.

In addition, in the event that a Municipal Obligation (1) is in default, (2) ceases to be an Eligible Security or (3) there is a determination that it no longer presents minimal credit risks, the Fund will dispose of the Municipal Obligation absent a determination by the Fund's Board of Directors that disposal of the Municipal Obligation would not be in the best interests of the Fund. In the event that the Municipal Obligation is disposed of it shall be disposed of as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a Municipal Obligation which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the Securities and Exchange Commission of such fact and of the actions that the Fund intends to take in response to the situation. Certain obligations issued by instrumentalities of the United States Government are not backed by the full faith and credit of the United States Treasury but only by the creditworthiness of the instrumentality. The Fund's Board of Directors has determined that any obligation that depends directly, or indirectly through a government insurance program or other guarantee, on the full faith and credit of the United States Government will be considered to have a rating in the highest category. Where necessary to ensure that the Municipal Obligations are Eligible Securities or where the obligations are not freely transferable, the Fund will require that the obligation to pay the principal and accrued interest be backed by an unconditional irrevocable bank letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution that would qualify the investment as an Eligible Security.

VARIABLE RATE DEMAND INSTRUMENTS AND PARTICIPATION CERTIFICATES

Variable rate demand instruments that the Fund will purchase are tax-exempt Municipal Obligations that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days notice either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument.

The variable rate demand instruments in which the Fund may invest are payable on demand on not more than thirty calendar days' notice and may be exercised at any time or at specified intervals not exceeding 397 days depending upon the terms of the instrument. Variable rate demand instruments that can not be disposed of properly within seven days in the ordinary course of business are illiquid securities. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to 397 days and the adjustments are based upon the "prime rate"* of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Fund will decide which variable rate demand
--------------------------------------------------------------------------------
* The prime rate is generally the rate charged by a bank to its most creditworthy customers for short-term loans. The prime rate of a particular bank may differ from other banks and will be the rate announced by each bank on a particular day. Changes in the prime rate may occur with great frequency and generally become effective on the date announced.

instruments it will purchase in accordance with procedures prescribed by its Board of Directors to minimize credit risks. A fund utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act may purchase variable rate demand instruments only if (i) the instrument is subject to an unconditional demand feature, exercisable by the Fund in the event of a default in the payment of principal or interest on the underlying securities, that is an Eligible Security or (ii) the instrument is not subject to an unconditional demand feature but does qualify as an Eligible Security and has a long-term rating by the Requisite NRSROs in one of the two highest rating categories, or if unrated, is determined to be of comparable quality by the Fund's Board of Directors. The Fund's Board of Directors may determine that an unrated variable rate demand instrument meets the Fund's high quality criteria if it is backed by a letter of credit or guarantee or is insured by an insurer that meets the quality criteria for the Fund stated herein or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever not deemed to be an Eligible Security, the Fund either will sell it in the market or exercise the demand feature.

The variable rate demand instruments that the Fund may invest in include participation certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt Municipal Obligations (expected to be concentrated in IRBs) owned by such institutions or affiliated organizations. The Fund will not purchase participation certificates in fixed rate tax-exempt Municipal Obligations without obtaining an opinion of counsel that the Fund will be treated as the owner thereof for Federal income tax purposes. A participation certificate gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Fund's eligibility criteria, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Board of Directors of the Fund has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the participation certificate back to the institution and, where applicable, draw on the letter of credit or insurance after no more than 30 days notice either at any time or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The Fund intends to exercise the demand only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares or (3) to maintain a high quality investment portfolio. The institutions issuing the participation certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance, although the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund subject to the expense limitation (see "Expense Limitation" herein). The Manager has been instructed by the Fund's Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the participation certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above (see "Federal Income Taxes" herein).

In view of the "concentration" of the Fund in bank participation certificates in North Carolina Municipal Obligations, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. The Fund may invest 25% or more of the net assets of any portfolio in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities including, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.

While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The portfolio may contain variable maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, the portfolio may contain variable rate demand participation certificates in fixed rate Municipal Obligations. The fixed rate of interest on these Municipal Obligations will be a ceiling on the variable rate of the participation certificate. In the event that interest rates increased so that the variable rate exceeded the fixed rate on the Municipal Obligations, the Municipal Obligations could no longer be valued at par and may cause the Fund to take corrective action, including the elimination of the instruments from the portfolio. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' "prime rates", or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

Because of the variable rate nature of the instruments, the Fund's yield will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, the Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.

For purposes of determining whether a variable rate demand instrument held by the Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity. If a variable rate demand instrument ceases to be an Eligible Security it will be sold in the market or through exercise of the repurchase demand feature to the issuer.

WHEN-ISSUED SECURITIES

New issues of certain Municipal Obligations frequently are offered on a when-issued basis. The payment obligation and the interest rate that will be received on the Municipal Obligations are each fixed at the time the buyer enters into the commitment although delivery and payment of the Municipal Obligations normally take place within 45 days after the date of the Fund's commitment to purchase. Although the Fund will only make commitments to purchase when-issued Municipal Obligations with the intention of actually acquiring them, the Fund may sell these securities before the settlement date if deemed advisable by the Manager.

Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way, that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. A separate account of the Fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market or fair value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date of the when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from Federal income tax.

STAND-BY COMMITMENTS

When the Fund purchases Municipal Obligations it may also acquire stand-by commitments from banks and other financial institutions with respect to such Municipal Obligations. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by the Fund with respect to a particular Municipal Obligation held in its portfolio.

The amount payable to the Fund upon its exercise of a stand-by commitment normally would be (1) the acquisition cost of the Municipal Obligation (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation.

The Fund's right to exercise a stand-by commitment would be unconditional and unqualified. A stand-by commitment would not be transferable by the Fund, although it could sell the underlying Municipal Obligation to a third party at any time.

The Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio would not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment was acquired.

The Fund would enter into stand-by commitments only with banks and other financial institutions that, in the Manager's opinion, present minimal credit risks and, where the issuer of the Municipal Obligation does not meet the eligibility criteria, only where the issuer of the stand-by commitment has received a rating which meets the eligibility criteria or, if not rated, presents a minimal risk of default as determined by the Board of Directors. The Fund's reliance upon the credit of these banks and broker-dealers would be supported by the value of the underlying Municipal Obligations held by the Fund that were subject to the commitment.

The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Fund to be fully invested in securities the interest on which is exempt from Federal income taxes while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. In those cases in which the Fund paid directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments would not affect the dollar-weighted average maturity of the Fund's portfolio. The maturity of a security subject to a stand-by commitment is longer than the stand-by repurchase date.

The stand-by commitments that the Fund may enter into are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment.

In addition, the Fund may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on Municipal Obligations subject to stand-by commitments will be exempt from Federal income taxation (see "Federal Income Taxes" herein). In the absence of a favorable tax ruling or opinion of counsel, the Fund will not engage in the purchase of securities subject to stand-by commitments.

TAXABLE SECURITIES

Although the Fund will attempt to invest 100% of its net assets in tax-exempt Municipal Obligations, the Fund may invest up to 20% of the value of its total assets in securities of the kind described below, the interest income on which is subject to regular Federal income tax, under any one or more of the following circumstances: (a) pending investment of proceeds of sales of Fund shares or of portfolio securities, (b) pending settlement of purchases of portfolio securities and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. In addition, the Fund may temporarily invest more than 20% in such taxable securities when, in the opinion of the Manager, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The kinds of taxable securities in which the Fund may invest are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the United States Government or its agencies, instrumentalities or authorities; (2) commercial paper meeting the definition of Eligible Securities at the time of acquisition; (3) certificates of deposit of domestic banks with assets of $1 billion or more; and (4) repurchase agreements with respect to any Municipal Obligations or other securities which the Fund is permitted to own. (See "Federal Income Taxes" herein.)

REPURCHASE AGREEMENTS

The Fund may invest in instruments subject to repurchase agreements with securities dealers or member banks of the Federal Reserve System. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by the Fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon, and the Fund or its custodian shall have possession of the collateral, which the Fund's Board believes will give it a valid, perfected security interest in the collateral. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Fund's Board believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Fund. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held by the Fund exceed 10% of the Fund's total net assets. (See Investment Restriction Number 6 herein.) Repurchase agreements are subject to the same risks described herein for stand-by commitments.

NORTH CAROLINA RISK FACTORS

Because of the Fund's concentration in investments in North Carolina Municipal Obligations, the safety of an investment in the Fund will depend substantially upon the financial strength of North Carolina and its political subdivisions. The North Carolina economy relies in part on activities that may be subject to cyclical change.

The North Carolina Constitution provides that total expenditures for a fiscal year shall not exceed the total of receipts and the surplus at the beginning of the year. Effective January 1, 1995, the North Carolina General Assembly repealed the Intangible Personal Property Tax. For the fiscal year ending June 30, 1996, the General Assembly has appropriated $95.3 million from individual income tax collections as reimbursements to the counties and cities for the revenue lost from the repeal of Intangible Personal Property Tax.

For its fiscal year ended June 30, 1995, the State ended the year with a fund balance of $892.2 million from $11,494.7 million of available funds. The budget adopted for the fiscal year ending June 30, 1996 projects an ending fund balance of $630.6 million.

The obligations of the State of North Carolina are currently rated in the highest category by the principal rating agencies.

North Carolina county and municipal  governments are likewise required to have a
balanced  budget.  Many  political   subdivisions  have  been  under  increasing
financial pressure resulting from increased taxes and expenditure reductions.

There can be no assurance that general economic difficulties or the financial circumstances of North Carolina or its counties and municipalities will not adversely affect the market value of North Carolina Municipal Obligations or the ability of the obligors to pay debt service on such obligations.

INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment restrictions which apply to all portfolios and which may not be changed unless approved by a majority of the outstanding shares of each series of the Fund's shares that would be affected by such a change. The Fund may not:

1. Make portfolio investments other than as described under "Investment Objectives, Policies and Risks" or any other form of Federal tax-exempt investment which meets the Fund's high quality criteria, as determined by the Board of Directors and which is consistent with the Fund's objectives and policies.

2. Borrow Money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.

3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

4. Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options, except to the extent that securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Investment Objectives, Policies and Risks" herein.

5. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

6. Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"), except the Fund may purchase variable rate demand instruments which contain a demand feature. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with securities that are not readily marketable held by the Fund exceed 10% of the Fund's net assets.

7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests in real estate.

8.    Make  loans  to  others,   except   through  the   purchase  of  portfolio
      investments,   including   repurchase   agreements,   as  described  under
      "Investment Objectives, Policies and Risks" herein.

9. Purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.

10. Invest more than 25% of its assets in the securities of "issuers" in any single industry, provided that the Fund may invest more than 25% of its assets in bank participation certificates and there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-government user, then such non-government user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. With respect to 75% of the total amortized cost value of the Fund's assets, not more than 5% of the Fund's assets may be invested in securities that are subject to underlying puts from the same institution, and no single bank shall issue its letter of credit and no single financial institution shall issue a credit enhancement covering more than 5% of the total assets of the Fund. However, if the puts are exercisable by the Fund in the event of default on payment of principal and interest on the underlying security, then the Fund may invest up to 10% of its assets in securities underlying puts issued or guaranteed by the same institution; additionally, a single bank can issue its letter of credit or a single financial institution can issue a credit enhancement covering up to 10% of the Fund's assets, where the puts offer the Fund such default protection.

11. Invest in securities of other investment companies, except the Fund may purchase unit investment trust securities where such unit trusts meet the investment objectives of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

12. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with a permitted borrowing.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

PORTFOLIO TRANSACTIONS

The Fund's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Fund purchases participation certificates in variable rate Municipal Obligations with a demand feature from banks or other financial institutions at a negotiated yield to the Fund based on the applicable interest rate adjustment index for the security. The interest received by the Fund is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the participation certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations.

Investment decisions for the Fund will be made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

No portfolio transactions are executed with the Manager or its affiliates acting as principal. In addition, the Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.

HOW TO PURCHASE AND REDEEM SHARES

The material relating to the purchase and redemption of shares of each Class in the Prospectus is herein incorporated by reference.

NET ASSET VALUE

The Fund does not determine net asset value per share of each Class on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The net asset value of the Fund's shares is determined as of 12 noon, New York City time, on each Fund Business Day. The net asset value of a Class is computed by dividing the value of the Fund's net assets for such Class (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding for such Class.

The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, except that if fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

The Fund's Board of Directors has established procedures to stabilize the Fund's net asset value at $1.00 per share of each Class. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the Fund's $1.00 amortized cost per share of each Class. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Fund's Board of Directors determines present minimal credit risks, and will comply with certain reporting and record keeping procedures. The Fund has also established procedures to ensure compliance with the requirement that portfolio securities are Eligible Securities. (See "Investment Objectives, Policies and Risks" herein.)

YIELD QUOTATIONS

The Fund calculates a seven-day yield quotation using a standard method prescribed by the rules of the Securities and Exchange Commission. Under that method, the Fund's yield figure, which is based on a chosen seven-day period, is computed as follows: the Fund's return for the seven-day period (which is obtained by dividing the net change in the value of a hypothetical account having a balance of one share at the beginning of the period by the value of such account at the beginning of the period (expected to always be $1.00) is multiplied by (365/7) with the resulting annualized figure carried to the nearest hundredth of one percent). For purposes of the foregoing computation, the determination of the net change in account value during the seven-day period reflects (i) dividends declared on the original share and on any additional shares, including the value of any additional shares purchased with dividends paid on the original share and (ii) fees charged to all shareholder accounts. Realized capital gains or losses and unrealized appreciation or depreciation of the Fund's portfolio securities are not included in the computation. Therefore annualized yields may be different from effective yields quoted for the same period.

The Fund's "effective yield" is obtained by adjusting its "current yield" to give effect to the compounding nature of the Fund's portfolio, as follows: The unannualized base period return is compounded and brought out to the nearest one hundredth of one percent by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = (base period return + 1)365/7 - 1.

Although published yield information is useful to investors in reviewing the Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day. The Fund's yield for any given period is not an indication, or representation by the Fund, of future yields or rates of return on the Fund's shares, and may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield for a stated period of time. Investors who purchase the Fund's shares directly may realize a higher yield than Participant Investors because they will not be subject to any fees or charges that may be imposed by Participating Organizations.

The Fund may from time to time advertise its tax equivalent yield. The tax equivalent yield is computed based upon a 30-day (or one month) period ended on the date of the most recent balance sheet included in this Statement of Additional Information, computed by dividing that portion of the yield of the Fund (as computed pursuant to the formulae previously discussed) which is tax exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax exempt. The tax equivalent yield for the Fund may also fluctuate daily and does not provide a basis for determining future yields.

The Fund may from time to time advertise a taxable equivalent yield table which shows the yield that an investor would need to receive from a taxable investment in order to equal a tax-free yield from the Fund. See "Taxable Equivalent Yield Table" herein.

The Fund's Class A shares' yield for the seven day period ended November 30, 1994 was 3.11% which is equivalent to an effective yield of 3.16%.

MANAGER

The Investment Manager for the Fund is Reich & Tang Asset Management L.P., a Delaware limited partnership with principal offices at 600 Fifth Avenue, New York, New York 10020 (the "Manager"). The Manager was at November 30, 1995 manager, advisor or supervisor with respect to assets aggregating in excess of $8.4 billion. In addition to the Fund, the Manager's advisory clients include, among others, California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Reich & Tang Government Securities Trust, Short Term Income Fund, Inc. and Tax Exempt Proceeds Fund, Inc. The Manager also advises pension trusts, profit-sharing trusts and endowments.

New England Investment Companies, L.P. ("NEICLP") is the limited partner and owner of a 99.5% interest in the newly created limited partnership, Reich & Tang Asset Management L.P., the Manager. Reich & Tang Asset Management, Inc. (a wholly-owned subsidiary of NEICLP) is the general partner and owner of the remaining .5% interest of the Manager. New England Investment Companies, Inc. ("NEIC"), a Massachusetts corporation, serves as the sole general partner of NEICLP. The New England Mutual Life Insurance Company ("The New England") owns approximately 67.3% of the total partnership units outstanding of NEICLP and Reich & Tang, Inc. owns approximately 22.6% of the outstanding partnership units of NEICLP. NEIC is a wholly-owned subsidiary of The New England, which may be deemed a "controlling person" of the Manager. NEIC is a holding company offering a broad array of investment styles across a wide range of asset categories through ten investment advisory/ management affiliates and two distribution subsidiaries which include, in addition to the Manager, Loomis, Sayles & Company, L.P., Copley Real Estate Advisors, Inc., Back Bay Advisors, L.P., Marlborough Capital Advisors, L.P., Westpeak Investment Advisors, L.P., Draycott Partners, Ltd., TNE Investment Services L.P., New England Investment Associates, Inc.,Harris Associates, and an affiliate, Capital Growth Management Limited Partnership. These affiliates in the aggregate are investment advisors or managers of 42 other registered investment companies.

Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. The Manager provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors or officers of NEIC, the sole general partner of the Manager, or employees of the Manager or its affiliates.

The Investment Management contract was approved by the shareholders, effective September 15, 1993. The Investment Management Contract was approved by the Board of Directors, including a majority of directors who are not interested persons of the Fund (as defined in the 1940 Act), or the Manager, effective October 1, 1994. The Investment Management Contract has a term which extends to August 31, 1996, and may be continued in force thereafter for successive twelve-month periods beginning each September 1, provided that such continuance is specifically approved annually by majority vote of the Fund's outstanding voting securities or by its Board of Directors, and in either case by a majority of the directors who are not parties to the Investment Management Contract or interested persons by any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

The Investment Management Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days written notice, and will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Investment Management Contract, the Manager receives from the Fund a fee equal to .40% per annum of the Fund's average daily net assets. The fees are accrued daily and paid monthly. The Manager at its discretion may voluntarily waive all or a portion of the management fee.

Pursuant to the Administrative Services Contract with the Fund, the Manager also performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of accounting related services by Investors Fiduciary Trust

Company, the Fund's bookkeeping or recordkeeping agent, (ii) prepare reports to and filings with regulatory authorities and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. For its services under the Administrative Services
Contract, the Manager receives from the Fund a fee equal to .21% per annum of the Fund's average daily net assets.

For the Fund's fiscal year ended August 31, 1993 the fee payable to the investment adviser under the Investment Management Contract was $542,791, $86,794 of which was voluntarily waived. The Fund's net assets at the close of business on August 31, 1993 totaled $93,293,979. For the Fund's fiscal year ended August 31, 1994 the fee payable to the Manager's predecessor under the Investment Management Contract was $436,045, of which $3,541 was voluntarily waived. The Fund's net assets at the close of business on August 31, 1994 totaled $122,820,095. For the Fund's fiscal year ended August 31, 1994, the fee payable to the Manager's predecessor under the Administrative Services Contract was $208,699, of which $38,789 was voluntarily waived. For the Fund's fiscal year ended August 31, 1995 the fee payable to the investment adviser under the Investment Management Contract was $578,697, $48,044 of which was voluntarily waived. The Fund's net assets at the close of business on August 31, 1995 totaled $164,255,522

The Manager at its discretion may waive its rights to any portion of the management fee or the administrative services fee and may use any portion of the management fee for purposes of shareholder and administrative services and distribution of the Fund's shares. There can be no assurance that such fees will be waived in the future (see "Distribution and Service Plan" herein).

Investment management fees and operating expenses which are attributable to both Classes of the Fund will be allocated daily to each Class based on the percentage of outstanding shares at the end of the day. Additional shareholder services provided by Participating Organizations to Class A shareholders pursuant to the Plan shall be compensated by the Distributor from its shareholder servicing fee, the Manager from its management fee and the Fund itself. Expenses incurred in the distribution of Class B shares and the servicing of Class B shares shall be paid by the Manager.

EXPENSE LIMITATION

The Manager has agreed pursuant to the Investment Management Contract, (See "Distribution and Service Plan" herein), to reimburse the Fund for its expenses (exclusive of interest, taxes, brokerage and extraordinary expenses) which in any year exceed the limits on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale. For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it on a monthly basis. Subject to the obligations of the Manager to reimburse the Fund for its excess expenses as described above, the Fund has, under the Investment Management Contract, confirmed its obligation for payment of all its other expenses, including all operating expenses, taxes, brokerage fees and commissions, commitment fees, certain insurance premiums, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent's fees, telecommunications expenses, auditing and legal expenses, bookkeeping agent fees, costs of forming the corporation and maintaining corporate existence, compensation of directors, officers and employees of the Fund and costs of other personnel performing services for the Fund who are not officers of the Manager or its affiliates, costs of investor services, shareholders' reports and corporate meetings, Securities and Exchange Commission registration fees and expenses, state securities laws registration fees and expenses, expenses of preparing and printing the Fund's prospectus for delivery to existing shareholders and of printing application forms for shareholder accounts, and the fees and reimbursements payable to the Manager under the Investment Management Contract and the Distributor under the Shareholder Servicing Agreement.

The Fund may from time to time hire its own employees or contract to have management services performed by third parties (including Participating Organizations) as discussed herein, and the management of the Fund intends to do so whenever it appears advantageous to the Fund. The Fund's expenses for employees and for such services are among the expenses subject to the expense limitation described above.

MANAGEMENT OF THE FUND

The Directors and Officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each of the following persons is 600 Fifth Avenue, New York, New York 10020. Mr. Duff may be deemed an "interested person" of the Fund, as defined in the 1940 Act, on the basis of his affiliation with Reich & Tang Asset Management L.P.

Steven W. Duff, 41 - President and Director of the Fund, is President of the Mutual Funds Division of the Manager since September 1994. Mr. Duff was formerly Director of Mutual Fund Administration at NationsBank which he was associated with from June 1981 to August 1994. Mr. Duff is President and a Director of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., and Short Term Income Fund, Inc., President of Reich & Tang Government Securities Trust, President and Trustee of Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Pennsylvania Daily
Municipal Income Fund, Executive Vice President of Reich & Tang Equity Fund, Inc., and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc.

Dr. W . Giles Mellon, 64 - Director of the Fund, is Professor of Business Administration and Area Chairman of Economics in the Graduate School of Management, Rutgers University with which he has been associated since 1966. His address is Rutgers University Graduate School of Management, 92 New Street, Newark, New Jersey 07102. Dr. Mellon is also a Director of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., Reich & Tang Equity Fund, Inc. and Short Term Income Fund, Inc. and a Trustee of Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Pennsylvania Daily Municipal Income Fund and Reich & Tang Government Securities Trust.

Robert Straniere, 53 - Director of the Fund, has been a member of the New York State Assembly and a partner with the Straniere Law Firm since 1981. His address is 182 Rose Avenue, Staten Island, New York 10306. Mr. Straniere is also a Director of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Life Cycle Mutual Funds, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., Reich & Tang Equity Fund, Inc. and Short Term Income Fund, Inc. and a Trustee of Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Pennsylvania Daily Municipal Income Fund and Reich & Tang Government Securities Trust.

Dr. Yung Wong, 56 - Director of the Fund, was Director of Shaw Investment Management (UK) Limited from 1994 to October 1995 and formerly General Partner of Abacus Limited Partnership (a general partner of a venture capital investment firm) from 1984 to 1994. His address is 29 Alden Road, Greenwich, Connecticut 06831. Dr. Wong is also a Director of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc. and a Trustee of Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Pennsylvania Daily Municipal Income Fund, Reich & Tang Government Securities Trust.

Molly Flewharty, 44 - Vice President of the Fund, is Vice President of the Mutual Funds Division of the Manager since September 1993. Ms. Flewharty was formerly Vice President of Reich & Tang, Inc. which she was associated with from December 1977 to September 1993. Ms. Flewharty is also Vice President of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Reich & Tang Government Securities Trust and Short Term Income Fund, Inc.

Lesley M. Jones, 47 - Vice President of the Fund, is Senior Vice President of the Mutual Funds Division of the Manager since September 1993. Ms. Jones was formerly Senior Vice President of Reich & Tang, Inc. which she was associated with from April 1973 to September 1993. Ms. Jones is also a Vice President of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Reich & Tang Government Securities Trust and Short Term Income Fund, Inc.

Dana E. Messina, 39 - Vice President of the Fund, is Executive Vice President of the Mutual Funds Division of the Manager since January 1995 and Vice President from September 1993 to January 1995. Ms. Messina was formerly Vice President of Reich & Tang, Inc. with which she was associated from December

1980 to September 1993. Ms. Messina is also Vice President of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Reich & Tang Government Securities Trust, Short Term Income Fund, Inc., and Tax Exempt Proceeds Fund, Inc.

Bernadette N. Finn, 48 - Secretary of the Fund, is Vice President of the Mutual Funds Division of the Manager since September 1993. Ms. Finn was formerly Vice President and Assistant Secretary of Reich & Tang, Inc. which she was associated with from September 1970 to September 1993. Ms. Finn is also Secretary of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Tax Exempt Proceeds Fund, Inc. and a Vice President and Secretary of Reich & Tang Government Securities Trust, Reich & Tang Equity Fund, Inc. and Short Term Income Fund, Inc.

Richard De Sanctis, 39 - Treasurer of the Fund, is Assistant Treasurer of NEIC since September 1993. Mr. De Sanctis was formerly Controller of Reich & Tang, Inc., from January 1991 to September 1993 and Vice President and Treasurer of Cortland Financial Group, Inc. and Vice President of Cortland Distributors, Inc. from 1989 to December 1990. Mr. De Sanctis is also Treasurer of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Reich & Tang Government Securities Trust, Short Term Income Fund, Inc., and Tax Exempt Proceeds Fund, Inc., and is Vice President and Treasurer of Cortland Trust, Inc.

The Fund paid an aggregate remuneration of $6,000 to its directors with respect to the period ended August 31, 1995, all of which consisted of directors' fees paid to the three disinterested directors, pursuant to the terms of the Investment Management Contract (see "Manager" herein.)

Directors of the Fund not affiliated with the Manager receive from the Fund an annual retainer of $1,000 and a fee of $250 for each Board of Directors meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Directors who are affiliated with the Manager do not receive compensation from the Fund. See Compensation Table below.

                               COMPENSATION TABLE

         (1)                     (2)                     (3)                     (4)                       (5)

                       Aggregate Compensation   Pension or Retirement                            Total Compensation from
   Name of Person,       from Registrant for     Benefits Accrued as       Estimated Annual       Fund and Fund Complex
      Position               Fiscal Year        Part of Fund Expenses  Benefits upon Retirement     Paid to Directors*

Dr. W. Giles Mellon,           $2,000                     0                       0                      $51,500
Director

Robert Straniere,              $2,000                     0                       0                      $51,500
Director

Dr. Young Wong,                $2,000                     0                       0                      $51,500
Director


* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ending August 31, 1995 (and, with respect to certain of the funds in the Fund Complex, estimated to be paid during the fiscal year ending August 31, 1995). The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation that are considered part of the same Fund complex as the Fund, because, among other things, they have a common investment advisor.

Counsel and Auditors

Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Messrs. Battle Fowler LLP, 75 East 55th Street, New York, New York 10022. Matters in connection with North Carolina law are passed upon by Kennedy, Covington, Lobdell and Hickman, NationsBank Corporate Center, Suite 4200, Charlotte, North Carolina 28202.

McGladrey & Pullen LLP, 555 Fifth Avenue, New York, New York 10017, independent certified public accountants, have been selected as auditors for the Fund.

DISTRIBUTION AND SERVICE PLAN

Pursuant to Rule 12b-1 under the 1940 Act, the Securities and Exchange Commission has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund has entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to Class A shares only) with the Reich & Tang Distributors L.P., (the "Distributor"), as distributor of the Fund's shares.

Reich & Tang Asset Management, Inc. serves as the sole general partner for both Reich & Tang Asset Management L.P. and Reich & Tang Distributors L.P., and Reich & Tang Asset Management L.P. serves as the sole limited partner of the Distributor.

Effective December 9, 1994, a majority of the Fund's Board of Directors, including independent directors, approved the creation of a second class of shares of the Fund's outstanding common stock. In furtherance of this action, the Board of Directors has reclassified the common stock of the Fund into Class A and Class B shares. The Class A shares will be offered to investors who desire certain additional shareholder services from Participating Organizations that are compensated by the Fund's Manager and Distributor for such services. For its services under the Shareholder Servicing Agreement (with respect to the Class A shares only), the Distributor receives from the Fund a fee equal to .25% per annum of the Fund's average daily net assets of the Class A shares of the Fund (the "Shareholder Servicing Fee"). The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to servicing their clients or customers who are Class A shareholders of the Fund. The Class B shareholders will not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Shareholder Servicing Fee.

The following information applies only to the Class A shares of the Fund. For the Fund's fiscal year ended August 31, 1993, the amount payable to the Distributor under the Distribution Plan and Shareholder Servicing Agreement adopted thereunder pursuant to Rule 12b-1 under the 1940 Act, totaled $226,163, all of which was voluntarily waived. During the same period, the Manager made total payments under the plan to or on behalf of Participating Organizations of $334,616. For the Fund's fiscal year ended August 31, 1994, the amount payable to the Distributor under the Distribution Plan and Shareholder Servicing Agreement adopted thereunder pursuant to Rule 12b-1 under the 1940 Act, totaled $268,644, $267,058 of which was voluntarily waived. During the same period, the Manager's predecessor made total payments under the Plan to or on behalf of Participating Organizations of $411,727. For the Fund's fiscal year ended August 31, 1995, the amount payable to the Distributor under the Distribution Plan and Shareholder Servicing Agreement adopted thereunder pursuant to Rule 12b-1 under the 1940 Act, totaled $359,894, of which $90,569 was voluntarily waived. During the same period, the Manager made total payments under the plan to or on behalf of Participating Organizations of $269,325. The excess of such payments over the total payments the Manager's predecessor and Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources including the management fee.

Under the Distribution Agreement, the Distributor, for nominal consideration and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Participating Organizations and Distributor in carrying out their obligations under the Shareholder Servicing Agreement with respect to the Class A shares and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

The Plan provides that the Manager may make payments from time to time from their own resources, which may include the management fee, and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements for performing shareholder servicing and related administrative functions on behalf of the Class A shares of the Fund; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Fund's shares; and (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors, and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee with respect to Class A shares and past profits for the purpose enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager or the Distributor for any fiscal year under the Investment Management Contract or the Shareholder Servicing Agreement in effect for that year.

In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.

The Plan was approved by the shareholders of the Fund on December 16, 1992. The continuance of the Plan was most recently approved at a meeting of the Board of Directors held on April 7, 1995. The Plan provides that it will remain in affect until August 31, 1996, and thereafter may continue in effect for successive annual periods commencing September 1, provided it is approved by the Class A shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plan without shareholder approval, and the other material amendments must be approved by the directors in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of a majority of the disinterested directors of the Fund or the Fund's Class A shareholders.

DESCRIPTION OF COMMON STOCK

The authorized capital stock of the Fund, which was incorporated on April 18, 1990 in Maryland, consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the shares into separate series of stock, one for each of the portfolios that may be created. Each share of any series of shares when issued will have equal dividend, distribution and liquidation rights within the series for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares of all series have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the unaffected series. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder. The Fund is subdivided into two classes of common stock, Class A and Class B. Each share, regardless of class, will represent an interest in the same portfolio of investments and will have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that: (i) the Class A and Class B shares will have different class designations; (ii) only the Class A shares will be assessed a service fee pursuant to the Rule 12b-1 Distribution and Service Plan of the Fund of .25% of the Class A shares' average daily net assets; (iii) only the holders of the Class A shares would be entitled to vote on matters pertaining to the Plan and any related agreements in accordance with provisions of Rule 12b-1; and (iv) the exchange privilege will permit stockholders to exchange their shares only for shares of the same class of an investment company that participates on an exchange privilege program with the Fund. Payments that are made under the Plan will be calculated and charged daily to the appropriate class prior to determining daily net asset value per share and dividends/distributions.

On November 30, 1995 there were 171,763,099 shares of the Fund outstanding. As of November 30, 1995, the amount of shares owned by all officers and directors of the Fund, as a group, was less than 1% of the outstanding shares. Set forth below is certain information as to persons who owned 5% or more of the Fund's outstanding shares as of November 30, 1995:

                                                       Nature of
Name and address                     % of Class        Ownership

Wachovia Bank                        46.31%             Record
  of North Carolina
P.O. Box 3099
Winston-Salem, N.C. 27102

North Carolina                       05.40%             Record
  Omnibus Account
c/o Reich & Tang
600 Fifth Avenue
New York, N.Y. 10020

Under its amended Articles of Incorporation the Fund has the right to redeem for cash shares of stock owned by any shareholder to the extent and at such times as the Fund's Board of Directors determines to be necessary or appropriate to prevent an undue concentration of stock ownership which would cause the Fund to become a "personal holding company" for Federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor, the Fund will not issue certificates evidencing Fund shares.

As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual meetings only (a) for the election of directors, (b) for approval of the revised investment advisory contracts with respect to a particular class or series of stock, (c) for approval of the Fund's distribution agreement with respect to a particular class or series of stock, and (d) upon the written request of holders of shares entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, including the removal of Fund director(s) and communication among shareholders, any registration of the Fund with the Securities and Exchange Commission or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of the shareholders called for the purpose of considering the election or re-election of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such a meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

FEDERAL INCOME TAXES

The Fund has elected to qualify under the Code, and under North Carolina law as a "regulated investment company" that distributes "exempt-interest dividends". The Fund intends to continue to qualify for regulated investment company status so long as such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.

The Fund's policy is to distribute as dividends each year 100% and in no event less than 90% of its tax-exempt interest income, net of certain deductions. Exempt-interest dividends, as defined in the Code, are dividends or any part thereof (other than capital gain dividends) paid by the Fund that are attributable to interest on obligations, the interest on which is exempt from regular Federal income tax, and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's shareholders not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends during the year.

Exempt-interest dividends are to be treated by the Fund's shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. However, a shareholder is advised to consult his tax advisors with respect to whether exempt-interest dividends retain the exclusion under Section 103 of the Code if such shareholder would be treated as a "substantial user" or "related person" under Section 147(a) of the Code with respect to some or all of the "private activity" bonds, if any, held by the Fund. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. The Code provides that interest on indebtedness incurred, or continued, to purchase or carry certain tax-exempt securities such as shares of the Fund is not deductible. Therefore, among other consequences, a certain proportion of interest on indebtedness incurred, or continued, to purchase or carry securities on margin may not be deductible during the period an investor holds shares of the Fund. For Social Security recipients, interest on tax-exempt bonds, including exempt-interest dividends paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of social security benefits includible in gross income. The amount of such interest received will have to be disclosed on the shareholders' Federal income tax returns. Taxpayers other than corporations are required to include as an item of tax preference for purposes of the Federal alternative minimum tax all tax-exempt interest on "private activity" bonds (generally, a bond issue in which more than 10% of the proceeds are used in a non-governmental trade or business) (other than Section 501(c)(3) bonds) issued after August 7, 1986. Thus, this provision will apply to the portion of the exempt-interest dividends from the Fund's assets, that are attributable to such post-August 7, 1986 private activity bonds, if any of such bonds are acquired by the Fund. Corporations are required to increase their alternative minimum taxable income for purposes of calculating their alternative minimum tax liability by 75% of the amount by which the adjusted current earnings (which will include tax-exempt interest) of the corporation exceeds the alternative minimum taxable income (determined without this item). Further, interest on the Municipal Obligations is includable in a 0.12% additional corporate minimum tax imposed by the Superfund Amendments and Reauthorization Act of 1986. In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years are subject to a minimum tax on excess "passive investment income" which includes tax-exempt interest.

Although it is not intended, it is possible that the Fund may realize short-term or long-term capital gains or losses from its portfolio transactions. The Fund may also realize short-term or long-term capital gains upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations. Short-term capital gains will be taxable to shareholders as ordinary income when they are distributed. Any net capital gains (the excess of its net realized long-term capital gain over its net realized short-term capital loss) will be distributed annually to the Fund's shareholders. The Fund will have no tax liability with respect to distributed net capital gains and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held Fund shares. However, Fund shareholders who at the time of such a net capital gain distribution have not held their Fund shares for more than 6 months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of the net capital gain distribution. Distributions of net capital gain will be designated as a "capital gain dividend" in a written notice mailed to the Fund's shareholders not later than 60 days after the close of the Fund's taxable year. Preferential treatment may be available for net capital gains by placing a 28% ceiling on the marginal tax rate applicable to net capital gains realized by individuals.

The Fund intends to distribute at least 90% of its investment company taxable income (taxable income subject to certain adjustments exclusive of the excess of its net long-term capital gain over its net short-term capital loss) for each taxable year. The Fund will be subject to Federal income tax on any undistributed investment company taxable income. To the extent such income is distributed it will be taxable to shareholders as ordinary income. Expenses paid or incurred by the Fund will be allocated between tax-exempt and taxable income in the same proportion as the amount of the Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses). If the Fund does not distribute at least 98% of its ordinary income and 98% of its capital gain net income for a taxable year, the Fund will be subject to a nondeductible 4% excise tax on the excess of such amounts over the amounts actually distributed.

If a shareholder fails to provide the Fund with a current taxpayer identification number, the Fund generally is required to withhold 31% of taxable interest, dividend payments, and proceeds from the redemption of shares of the Fund.

Dividends and distributions to shareholders will be treated in the same manner for Federal income tax purposes whether received in cash or reinvested in additional shares of the Fund.

With respect to the variable rate demand instruments, including participation certificates therein, the Fund has obtained and is relying on the opinion of Battle Fowler LLP, counsel to the Fund, that it will be treated for Federal income tax purposes as the owner thereof and the interest on the underlying Municipal Obligations will be tax-exempt to the Fund. Counsel has pointed out that the Internal Revenue Service has announced that it will not ordinarily issue advance rulings on the question of ownership of securities or participation interests therein subject to a put and, as a result, the Internal Revenue Service could reach a conclusion different from that reached by counsel.

From time to time, proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Obligations. If such a proposal were introduced and enacted in the future, the ability of the Fund to pay exempt-interest dividends would be adversely affected and the Fund would reevaluate its investment objective and policies and consider changes in the structure. Many important changes were made to the Federal income tax system by the Revenue Reconciliation Act of 1993 (P.L. 103-66), including an increase in marginal tax rates. P.L. 99-514 provided a unified state volume limitation for many types of tax-exempt bonds and revised current arbitrage restrictions.

In South Carolina v. Baker, the United States Supreme Court held that the Federal government may constitutionally require states to register bonds they issue and may subject the interest on such bonds to Federal tax if not registered, and that there is no constitutional prohibition against the Federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the Federal government to regulate and control bonds such as the Municipal Obligations and to tax such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations in accordance with Section 103 of the Code.

NORTH CAROLINA INCOME TAXES

The designation of all or a portion of a dividend paid by the Fund as an "exempt-interest dividend" under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority. However, assuming that the Fund is a regulated investment company within the meaning of Section 851 of the Code and has filed with the North Carolina Department of Revenue its election to be treated as a regulated investment company, exempt interest dividends received from the Fund need not be included in North Carolina taxable income by shareholders of the Fund subject to North Carolina taxation to the extent such dividends represent interest from obligations issued by North Carolina and political subdivisions of North Carolina. Dividends with respect to interest on obligations from states other than North Carolina and its political subdivisions are required to be added to Federal taxable income in calculating North Carolina taxable income. The portion of distributions from the Fund that represents capital gain is reportable for North Carolina income tax purposes as capital gain income and not dividend income. Exempt-interest dividends correctly identified by the Fund as derived from obligations of Puerto Rico and the Virgin Islands, as well as other types of obligations that North Carolina is prohibited from taxing under the Constitution or laws of the United States of America or the constitution or laws of North Carolina ("Territorial Municipal Obligations") should be exempt from the North Carolina income taxation provided the Fund complies with North Carolina law.

CUSTODIAN AND TRANSFER AGENT

Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, is custodian for the Fund's cash and securities, and is the transfer agent and dividend disbursing agent for shares of the Fund. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 is the registrar, transfer agent and dividend disbursing agent for the Evergreen shares of the Fund. The transfer agent and custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund.

DESCRIPTION OF RATINGS*

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
TWO HIGHEST MUNICIPAL BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Con. (_____): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S TWO HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS:

Moody's ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used will be as follows:

MIG-1: Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2: Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S TWO HIGHEST DEBT RATINGS:

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

Plus ( + ) or Minus ( - ): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

PROVISIONAL RATINGS: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Standard & Poor's does not provide ratings for state and municipal notes.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S
TWO HIGHEST COMMERCIAL PAPER RATINGS:

A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

__________________

* As described by the rating agencies.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
TWO HIGHEST COMMERCIAL PAPER RATINGS:

Moody's employs the following designations, both judged to be investment grade, to indicate the relative repayment capacity of rated issues: Prime-1, highest quality; Prime-2, higher quality.

                    CORPORATE TAXABLE EQUIVALENT YIELD TABLE
______________________________________________________________________________________________________________

                   1. If Your Taxable Income Bracket Is . . .
______________________________________________________________________________________________________________

              50,001-       75,001-      100,001-       335,001-     10,000,001-    15,000,000-    18,333,334-
Corporate     75,000       100,000       335,000     10,000,000      15,000,000     18,333,333      and over
______________________________________________________________________________________________________________

                2. Then Your Combined Income Tax Bracket Is . . .
______________________________________________________________________________________________________________

Federal
Tax           25.0%        34.0%         39.0%         34.0%          35.0%           38.0%          35.0%
Bracket
______________________________________________________________________________________________________________

State
Tax           7.75%        7.75%         7.75%         7.75%          7.75%           7.75%          7.75%
Bracket
______________________________________________________________________________________________________________

Combined
Tax           30.8%        39.1%         43.7%         39.1%          40.0%           42.8%          40.1%
Bracket
______________________________________________________________________________________________________________

      3. Now Compare Your Tax Free Income Yields With Taxable Income Yields
______________________________________________________________________________________________________________

Tax                                        Equivalent Taxable Investment Yield
Exempt                                     Requires to Match Tax Exempt Yield
Yield
______________________________________________________________________________________________________________

  2.0%        2.89          3.28          3.55          3.28           3.34           3.50           3.34
______________________________________________________________________________________________________________

  2.5%        3.61          4.11          4.44          4.11           4.17           4.37           4.17
______________________________________________________________________________________________________________

  3.0%        4.34          4.93          5.33          4.93           5.00           5.25           5.00
______________________________________________________________________________________________________________

  3.5%        5.06          5.75          6.22          5.75           5.84           6.12           5.84
______________________________________________________________________________________________________________

  4.0%        5.78          6.57          7.11          6.57           6.67           6.99           6.67
______________________________________________________________________________________________________________

  4.5%        6.50          7.39          8.00          7.39           7.50           7.87           7.50
______________________________________________________________________________________________________________

  5.0%        7.23          8.21          8.89          8.21           8.34           8.74           8.34
______________________________________________________________________________________________________________

To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.

                    INDIVIDUAL TAXABLE EQUIVALENT YIELD TABLE
______________________________________________________________________________________________________________

                   1. If Your Taxable Income Bracket Is . . .
______________________________________________________________________________________________________________

Single                   23,500-         56,550-        60,001-          117,950-         256,500
Return                   56,549          60,000         117,949          256,499          and over
______________________________________________________________________________________________________________

Joint                    39,000-         94,250-        100,001-         143,600-         256,500
Return                   94,249          100,000        143,599          256,499          and over
______________________________________________________________________________________________________________

                2. Then Your Combined Income Tax Bracket Is . . .
______________________________________________________________________________________________________________

Federal
Tax Bracket               28.0%           31.0%         31.0%            36.0%             39.6%
______________________________________________________________________________________________________________

State
Tax Bracket                7.0%            7.0%          7.75%            7.75%             7.75%
______________________________________________________________________________________________________________

Combined
Tax Bracket               36.0%           35.8%         36.3%            41.0%             44.3%
______________________________________________________________________________________________________________

      3. Now Compare Your Tax Free Income Yields With Taxable Income Yields
______________________________________________________________________________________________________________

Tax Exempt                      Equivalent Taxable Investment Yield
Yield                           Required to Match Tax Exempt Yield
______________________________________________________________________________________________________________

       2.0%               2.99%           3.12%          3.14%            3.39%            3.59%
______________________________________________________________________________________________________________

       2.5%               3.73%           3.90%          3.93%            4.23%            4.49%
______________________________________________________________________________________________________________

       3.0%               4.48%           4.68%          4.71%            5.08%            5.38%
______________________________________________________________________________________________________________

       3.5%               5.23%           5.45%          5.50%            5.93%            6.28%
______________________________________________________________________________________________________________

       4.0%               6.97%           6.23%          6.28%            6.78%            7.18%
______________________________________________________________________________________________________________

       4.5%               6.72%           7.01%          7.07%            7.62%            8.08%
______________________________________________________________________________________________________________

       5.0%               7.47%           7.79%          7.86%            8.47%            8.97%
______________________________________________________________________________________________________________

To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.

-------------------------------------------------------------------------------

NORTH CAROLINA DAILY MUNICIPAL INCOME FUND, INC.
INDEPENDENT AUDITOR'S REPORT

===============================================================================


The Board of Directors and Shareholders
North Carolina Daily Municipal Income Fund, Inc.


We have audited the accompanying statement of net assets of North Carolina Daily Municipal Income Fund, Inc. as of August 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the selected financial information for each of the three years in the period then ended and the period from September 10, 1991 (Commencement of Operations) to August 31, 1992. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of North Carolina Daily Municipal Income Fund, Inc. as of August 31, 1995, the results of its operations, the changes in its net assets and the selected financial information for the periods indicated, in conformity with generally accepted accounting principles.



/s/ McGladrey & Pullen, LLP



New York, New York
September 26, 1995

-------------------------------------------------------------------------------
NORTH CAROLINA DAILY MUNICIPAL INCOME FUND, INC.
STATEMENT OF NET ASSETS
AUGUST 31, 1995
===============================================================================


                                                                                                                  Ratings(a)
                                                                                                               -----------------
     Face                                                                Maturity                   Value               Standard
    Amount                                                                  Date       Yield      (Note 1)     Moody's &  Poor's
    ------                                                                  ----       -----      --------     -------    ------
Other Tax Exempt Investments (10.87%)
-----------------------------------------------------------------------------------------------------------------------------------
$ 1,100,000  Cleveland County, NC Refunding GO Valorem Property Tax
             FGIC Insured                                                 06/01/96      3.62%   $ 1,111,202       Aaa     AAA
  1,750,000  Craven County, NC BAN (b)                                    09/13/95      4.06      1,750,488
    850,000  Cumberland County, NC GO
             MBIA Insured                                                 02/01/96      3.50        856,721       Aaa     AAA
  3,608,000  East Central Water and Sewer Harnett County (b)
             FHA Insured                                                  10/11/95      4.75      3,608,152
  1,585,000  Harnett County, NC COPS
             AMBAC Insured                                                12/01/95      4.90      1,585,000       Aaa     AAA
  1,000,000  High Point, NC BAN                                           03/13/96      3.45      1,003,603      MIG-1    SP-1+
    425,000  High Point, NC BAN                                           03/13/96      3.84        425,627      MIG-1    SP-1+
  1,500,000  High Point, NC Refunding Bond                                04/01/96      4.14      1,499,961       Aa       AA
  1,000,000  North Carolina State Public Improvement Bonds (b)
             Escrowed In Treasuries                                       08/01/96      3.66      1,023,987
  1,000,000  Pitt County, NC Revenue
             (Pitt County Memorial Hospital)                              12/01/95      3.49      1,005,220       Aa       AA-
    455,000  Robeson County, NC GO RB
             AMBAC Insured                                                02/01/96      3.47        456,656       Aaa     AAA
  1,525,000  South Camden Water & Sewer District,
             NC GO Water BAN
             FHA Insured                                                  09/20/95      3.93      1,525,077       Aaa     AAA
  2,000,000  Wake County, NC Refunding Bond                               04/01/96      4.23      1,997,971       Aaa     AAA
 ----------                                                                                      ----------
 17,798,000  Total Other Tax Exempt Investments                                                  17,849,665
-----------                                                                                      ----------
Other Variable Rate Demand Instruments (c) (67.37%)
-----------------------------------------------------------------------------------------------------------------------------------
$ 4,400,000  Alamance County, NC (SCI Manufacturing)
             LOC PNC Bank                                                04/01/15       3.45%   $ 4,400,000      MIG-1
  3,000,000  Beaufort, NC PCRB (Texas Gulf Incorporated) - Series 1985
             LOC Societe Generale                                        12/01/00       3.95      3,000,000       Aaa
    900,000  Bladen County, NC (Harriet and Henderson Yarns)
             LOC Nations Bank                                            12/01/03       3.85        900,000                A1+
  2,000,000  Burke County, NC PCFA (Jobs Project)
             LOC Wachovia Bank & Trust Company, N.A.                     06/01/02       3.80      2,000,000                A1+



-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
NORTH CAROLINA DAILY MUNICIPAL INCOME FUND, INC.
STATEMENT OF NET ASSETS
AUGUST 31, 1995
===============================================================================

                                                                                                                      Ratings (a)
                                                                                                                   ----------------
     Face                                                                       Maturity                  Value            Standard
    Amount                                                                        Date        Yield     (Note 1)   Moody's & Poor's
    ------                                                                        ----        -----     --------   -------   ------

Other Variable Rate Demand Instruments (c) (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
$ 3,500,000  Gaston County, NC Industrial Facilities PCRB
             (Allibert, Incorporated Project) Series 1987A (b)
             LOC Credit Lyonnais                                                01/01/12      3.75%    $ 3,500,000
    260,000  Gaston County, NC PCFA (Keystone Carbon Company)
             LOC Nations Bank                                                   09/01/00      3.85         260,000      P1
  5,000,000  Granville County, NC Industrial Facilities PCFA
             (Mayville Metal Products Project)
             LOC PNC Bank                                                       05/23/20      3.85       5,000,000      P1     A1
  1,400,000  Greensboro, NC COPS (Greensboro Coliseum) - Series A               12/01/15      3.40       1,400,000             A1+
  1,500,000  Guilford County, NC (Bonset America)
             LOC Dai-Ichi Kangyo Bank, Ltd.                                     05/01/09      3.85       1,500,000      P1     A1+
  3,000,000  Harnett County Industrial Facilities PCFA IDRB
             (Edwards Brothers Incorporated Project) (b)
             LOC Wachovia Bank & Trust Company, N.A.                            01/01/07      3.85       3,000,000
  2,700,000  Haywood City Industrial Facilities PCR Finance Authority
             (Champion International)
             LOC Bank of Austria                                                03/01/20      3.55       2,700,000    VMIG-1   A1+
  2,500,000  Iredell County, NC (Jet Corr Incorporated) (b)
             LOC National Bank of Canada                                        09/01/99      3.85       2,500,000
  1,100,000  Iredell County, NC Industrial Facilities PCFA RB
             (Purina Mills Incorporated)
             LOC Bank of Nova Scotia                                            07/01/20      3.65       1,100,000             A1+
  1,000,000  Lenoir County Industrial Facilities PCFA Resource Recovery RB
             (Carolina Energy, LP Project)
             LOC Bank of Tokyo, Ltd.                                            07/01/22      3.85       1,000,000    VMIG-1   A1
  3,800,000  Lenoir County, NC Industrial Facilities
             (West Company of Nebraska Incorporated) - Series 1985
             LOC Dresdner Bank A.G.                                             10/01/05      3.65       3,800,000
  2,000,000  Lincoln County, NC Industrial Facilities PCFA RB (General Marble)
             LOC National Bank of Canada                                        09/01/00      3.85       2,000,000      P1     A1
  1,500,000  Mecklenburg County, NC (Otto Industry)
             LOC Rabobank Nederland                                             10/01/08      3.85       1,500,000      P1
  2,000,000  Mecklenburg County, NC IDRB (Virkler Company) (b)
             LOC First Union National Bank                                      12/01/04      3.90       2,000,000


-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
NORTH CAROLINA DAILY MUNICIPAL INCOME FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
AUGUST 31, 1995
===============================================================================

                                                                                                                      Ratings (a)
                                                                                                                   ----------------
     Face                                                                       Maturity                   Value           Standard
    Amount                                                                        Date       Yield       (Note 1)  Moody's & Poor's
    ------                                                                        ----       -----       --------  -------   ------
Other Variable Rate Demand Instruments (c) (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
$ 2,000,000  Moore County, NC (Perdue Farm Project)
             LOC Rabobank Nederland                                             06/01/10      3.60%    $ 2,000,000     P1      A1+
  2,900,000  North Carolina Education Facilities (Davidson College Project)(b)  12/01/04      3.70       2,900,000
  2,700,000  North Carolina Education Facilties (Guilford College Project)
             LOC Wachovia Bank & Trust Company, N.A.                            09/01/23      3.50       2,700,000   VMIG-1    A1+
  2,525,000  North Carolina Education Facilities Finance Agency RB
             (Wake Forest University Project)                                   01/01/09      3.60       2,525,000   VMIG-1
  8,600,000  North Carolina Medical Care Commission (Carol Woods)
             LOC Bank of Scotland                                               04/01/21      3.40       8,600,000   VMIG-1
  1,000,000  North Carolina Medical Care Commission - Series 1991B
             LOC First Union National Bank                                      10/01/13      3.35       1,000,000   VMIG-1
  2,400,000  North Carolina Medical Care Commission HRB
             (NC Baptist Hospitals Project) - Series 1992B                      06/01/22      3.80       2,400,000   VMIG-1    A1+
  2,000,000  North Carolina Medical Care Commission HRB
             (Pooled Finance) - Series 1991A
             LOC Dai-Ichi Kangyo Bank, Ltd.                                     10/01/20      3.40       2,000,000   VMIG-1    A1
  3,200,000  North Carolina Medical Care Commission Variable Rate Demand
             HRB (Park Ridge Hospital Project)
             LOC Nations Bank                                                   08/15/18      3.65       3,200,000             A1
  1,000,000  Pasquotanic County Industrial Facilities PCFA IDRB
             (JW Jones Lumber Company, Incorporated Project) (b)
             LOC Wachovia Bank & Trust Company, N.A.                            10/01/10      3.88       1,000,000
  3,600,000  Person County, NC PCRB
             (Carolina Power and Light Solid Waste Disposal) - Series 1986
             LOC Fuji Bank, Ltd.                                                11/01/16      3.70       3,600,000     P1
  1,000,000  Piedmont Triad, NC Airport Authority
             (The Cessna Aircraft Company)
             LOC Nations Bank                                                   09/01/12      3.85       1,000,000             A1
    900,000  Randolph County, NC Industrial Facilities & PCFA (b)
             LOC Bank One Ohio                                                  09/01/05      3.90         900,000
  3,000,000  Richmond County, NC Industrial Facilities & PCFA
             (Bibb Company Project)
             LOC Citibank                                                       12/01/03      3.70       3,000,000             A1
  1,750,000  Samson County, NC PCFA (Dubose Strapping)
             LOC First Union National Bank                                      02/01/99      3.90       1,750,000     P1

-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
NORTH CAROLINA DAILY MUNICIPAL INCOME FUND, INC.
STATEMENT OF NET ASSETS
AUGUST 31, 1995
===============================================================================


                                                                                                                      Ratings (a)
                                                                                                                   ----------------
     Face                                                                       Maturity                  Value            Standard
    Amount                                                                        Date         Yield    (Note 1)   Moody's & Poor's
    ------                                                                        ----         -----    --------   -------   ------
Other Variable Rate Demand Instruments (c) (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
$ 7,000,000   University of North Carolina
              Chapel Hill School of Medicine Ambulatory Care Clinic             07/01/12     3.60%    $ 7,000,000             A1+
  1,000,000   Union County, NC Facilities Pollution Control (Square D)
              LOC Morgan Guaranty                                               03/01/03      3.70       1,000,000   VMIG-1
  4,800,000   Wake County, NC Industrial Facilities PCFA
              (Carolina Power and Light)
              LOC Sumitomo Bank, Ltd.                                           03/01/17      3.65       4,800,000   VMIG-1
 10,600,000   Wake County, NC Industrial Facilities PCFA
              (Carolina Power and Light) - Series A
              LOC Credit Suisse                                                 05/01/15      3.50      10,600,000     P1     A1+
  2,300,000   Warren County, NC Industrial Facilities
              (Glen Raven Mills Project) (b)
              LOC Wachovia Bank & Trust Company, N.A.                           05/01/06      3.85       2,300,000
  2,800,000   Winston-Salem, NC COPS - Series 1988                              07/01/09      3.60       2,800,000            A1+
    500,000   Winston-Salem, NC GO Bond                                         06/01/07      3.70         500,000   VMIG-1   A1+
  1,525,000   Yancey County, NC Industrial Facilities
              (Avondale Mills Incorporated Project)
              LOC Suntrust                                                      01/01/97      3.75       1,525,000    P1
-----------                                                                                             ----------
110,660,000   Total Other Variable Rate Demand Instruments                                             110,660,000
-----------                                                                                            -----------
Put Bonds (7.43%)
-----------------------------------------------------------------------------------------------------------------------------------
$ 4,000,000   Mecklenburg County, NC Industrial Facilities PCFA
              (Ecolaire Combustion Products)
              LOC Union Bank of Switzerland                                     02/01/96      3.80%    $ 4,000,000    P1      A1+
  2,500,000   North Carolina Industrial Facilities PCFA
              (GVK America Incorporated)
              LOC Union Bank of Switzerland                                     12/01/95      5.00       2,500,000           AAA
  2,700,000   Puerto Rico Industrial Medical & Environmental PCFA RB
              (Merck & Company Incorporated Project)                            12/01/95      4.10       2,700,000   Aaa     AAA
  3,000,000   Puerto Rico Industrial Medical & Environmental PCFA RB
              (Abbot Laboratories)                                              03/01/96      5.10       3,000,000   Aaa     AAA
-----------                                                                                            -----------
 12,200,000   Total Put Bonds                                                                           12,200,000
 ----------                                                                                            -----------


-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
NORTH CAROLINA DAILY MUNICIPAL INCOME FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
AUGUST 31, 1995
===============================================================================

                                                                                                                    Ratings (a)
                                                                                                                 ----------------
     Face                                                                  Maturity                  Value               Standard
    Amount                                                                    Date         Yield    (Note 1)     Moody's & Poor's
    ------                                                                    ----         -----    --------     -------   ------
Revenue Bonds (1.05%)
--------------------------------------------------------------------------------------------------------------------------------
  $ 700,000   Northern Hospital District, Surry County
              U.S. Government Guaranteed                                    10/01/95        3.96%   $  717,122   Aaa
  1,000,000   Wilmington, NC Water RB                                       06/01/96        3.77     1,011,990    A1      A+
 ----------                                                                                         ----------
  1,700,000   Total Revenue Bonds                                                                    1,729,112
 ----------                                                                                         ----------
Tax Exempt Commercial Paper (16.79%)
--------------------------------------------------------------------------------------------------------------------------------
$ 3,000,000   County of Winston Salem, NC (Water & Sewer System)           09/14/95         3.10%  $ 3,000,000   VMIG-1     A1+
  1,275,000   County of Winston, NC
              (Summit Square Garden Apartment Project) - Series 1989
              FHA Insured                                                  11/08/95         3.55     1,275,000              AAA
  3,000,000   North Carolina Eastern Municipal Power Agency
              LOC Industrial Bank of Japan, Ltd.                           09/06/95         3.60     3,000,000              A1
  1,075,000   North Carolina Eastern Municipal Power Agency
              LOC Industrial Bank of Japan, Ltd.                           09/06/95         3.85     1,075,000              A1
  6,726,000   North Carolina Eastern Municipal Power Agency
              LOC Industrial Bank of Japan, Ltd.                           09/07/95         3.80     6,726,000              A1
  3,000,000   North Carolina Eastern Municipal Power Agency - Series 1988B
              LOC Morgan Guaranty & Union Bank of Switzerland              09/07/95         3.05     3,000,000              A1+
  2,000,000   North Carolina Eastern Municipal Power Agency - Series 1988B
              LOC Morgan Guaranty & Union Bank of Switzerland              10/05/95         2.90     2,000,000              A1+
  1,500,000   North Carolina Eastern Municipal Power Agency - Series 1988B
              LOC Morgan Guaranty & Union Bank of Switzerland              10/18/95         3.45     1,500,000              A1+
  5,000,000   North Carolina Municipal Power Agency
              Number 1 Catawba Electric RB                                 12/15/95         3.50     5,000,000     P1       A1
  1,000,000   Wake County, NC Industrial Facilities PCRB
              (Carolina Power & Light)
              LOC Fuji Bank, Ltd.                                          09/07/95         3.75     1,000,000     P1       A1
-----------                                                                                        -----------
 27,576,000   Total Tax Exempt Commercial Paper                                                     27,576,000
-----------                                                                                        -----------
              Total Investments (103.51%)(Cost $170,014,777+)                                      170,014,777
              Liabilities in Excess of Cash and Other Assets (-3.51%)                              ( 5,759,255)
                                                                                                   -----------
              Net Assets (100.00%), 164,260,263 Shares Outstanding - Class A (Note 3)              164,255,522
                                                                                                   ===========
              Net Asset Value, offering and redemption price per share                                  $ 1.00
                                                                                                   ===========
              +  Aggregate cost for federal income tax purposes is identical.

-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
NORTH CAROLINA DAILY MUNICIPAL INCOME FUND, INC.
STATEMENT OF NET ASSETS
AUGUST 31, 1995
===============================================================================

FOOTNOTES:

(a) The ratings noted for variable rate demand instruments are those of the bank whose letter of credit secures such instruments or the guarantor of the bond. P1 and A1+ are the highest ratings assigned for tax exempt commercial paper.

(b) Securities that are not rated which the Fund's Board of Directors has determined to be of comparable quality to those rated securities in which the Fund invests.

(c) Securities payable on demand at par including accrued interest (usually with seven days notice) and unconditionally secured as to principal and interest by a bank letter of credit. The interest rates are adjustable and are based on bank prime rates or other interest rate adjustment indices. The rate shown is the rate in effect at the date of this statement.


KEY:

     BAN      =    Bond Anticipation Note                  IDRB     =     Industrial Development Revenue Bond
     CI       =    Certificate of Indebtedness             PCFA     =     Pollution Control Finance Authority
     COPS     =    Certificate of Participations           PCR      =     Pollution Control Revenue
     GO       =    General Obligation                      PCRB     =     Pollution Control Revenue Bond
     HRB      =    Hospital Revenue Bond                   RB       =     Revenue Bond


-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
NORTH CAROLINA DAILY MUNICIPAL INCOME FUND, INC.
STATEMENT OF OPERATIONS
AUGUST 31, 1995
===============================================================================


INVESTMENT INCOME

Income:
    Interest....................................................................     $    5,472,977
                                                                                     --------------
Expenses: (Note 2)
    Investment management fee...................................................            578,697
    Shareholder servicing fee (Class A).........................................            359,894
    Administration fee..........................................................            289,349
    Custodian, shareholder servicing and related shareholder expenses...........            123,510
    Legal, compliance and filing fees...........................................             33,731
    Audit and accounting........................................................             53,795
    Directors' fees.............................................................              6,393
    Amortization of organization expenses.......................................              9,001
    Other.......................................................................              7,481
                                                                                     --------------
        Total expenses..........................................................          1,461,851
    Less: Fees waived (Note 2)..................................................     (      341,866)
                                                                                     --------------
          Net expenses..........................................................          1,119,985
                                                                                     --------------
Net investment income...........................................................          4,352,992
                                                                                     --------------

REALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on investments.........................................                498
                                                                                     --------------
Increase in net assets from operations..........................................     $    4,353,490
                                                                                     ==============

-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
NORTH CAROLINA DAILY MUNICIPAL INCOME FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
===============================================================================

                                                                                  Year                  Year
                                                                                  Ended                 Ended
                                                                             August 31, 1995       August 31, 1994
                                                                             ---------------       ---------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
    Net investment income..........................................        $    4,352,992          $    1,991,239
    Net realized gain (loss) on investments........................                   498                     268
                                                                           --------------          --------------

Increase in net assets from operations.............................             4,353,490               1,991,507


Dividends to shareholders from net investment income:

    Class A........................................................        (    4,328,632)*        (    1,991,239)*
    Class B........................................................        (       24,360)*                --
Capital share transactions (Note 3):
    Class A........................................................            41,434,929              29,525,848
    Class B........................................................               --                       --
                                                                            -------------          --------------
      Total increase (decrease)....................................            41,435,427              29,526,116

Net assets:
    Beginning of year..............................................           122,820,095              93,293,979
                                                                            -------------          --------------
    End of year....................................................         $ 164,255,522          $  122,820,095
                                                                            =============          ==============

* Designated as exempt-interest dividends for federal income tax purposes.


-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
NORTH CAROLINA DAILY MUNICIPAL INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
===============================================================================

1. Summary of Accounting Policies.

North Carolina Daily Municipal Income Fund, Inc. is a no-load, non-diversified, open-end management investment company registered under the Investment Company Act of 1940. The Fund has two classes of stock authorized, Class A and Class B. The Class A shares are subject to a service fee pursuant to the Distribution and Service Plan. The Class B shares are not subject to a service fee. In all other respects, the Class A and Class B shares represent the same interest in the income and assets of the Fund. Distribution of Class B shares commenced December 12, 1994. The Fund's financial statements are prepared in accordance with generally accepted accounting principles for investment companies as follows:

     a) Valuation of Securities -

     Investments are valued at amortized cost. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is amortized on a constant basis to the maturity of the instrument. The maturity of variable rate demand instruments is deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount or the period remaining until the next interest rate adjustment.

     b) Federal Income Taxes -

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax exempt and taxable income to its shareholders. Therefore, no provision for federal income tax is required.

     c) Dividends and Distributions -

     Dividends from investment income (excluding capital gains and losses, if any, and amortization of market discount) are declared daily and paid monthly. Distributions of net capital gains, if any, realized on sales of investments are made after the close of the Fund's fiscal year, as declared by the Fund's Board of Directors.

     d) General -

     Securities transactions are recorded on a trade date basis. Interest income
     is  accrued  as  earned.   Realized   gains  and  losses  from   securities
     transactions are recorded on the identified cost basis.


2. Investment Management Fees and Other Transactions with Affiliates.

Under the Investment Management Contract, the Fund pays an investment management fee to Reich & Tang Asset Management L.P. (the Manager) at the annual rate of
 .40% of the Fund's average daily net assets. The Manager is required to reimburse the Fund for its expenses (exclusive of interest, taxes, brokerage, and extraordinary expenses) to the extent that such expenses, including the investment management and the shareholder servicing and administration fees, for any fiscal year exceed the limits on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale. No such reimbursement was required for the year ended August 31, 1995.

Pursuant to an Administrative Services Contract the Fund pays to the Manager an annual fee of .20% of the Fund's average daily net assets.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NORTH CAROLINA DAILY MUNICIPAL INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
===============================================================================

2.   Investment   Management  Fees  and  Other   Transactions   with  Affiliates
(Continued).

Pursuant to a Distribution and Service Plan adopted under Securities and Exchange Commission Rule 12b-1, the Fund and Reich & Tang Distributors L.P. (the Distributor) have entered into a Distribution Agreement and a Shareholder Servicing Agreement only with respect to the Class A shares of the Fund. For its services under the Shareholder Servicing Agreement, the Distributor receives from the Fund with respect only to the Class A shares, a fee equal to .25% of the Fund's average daily net assets. There were no additional expenses borne by the Fund pursuant to the Distribution Plan.

During  the  year  ended  August  31,  1995,  the  Manager  and the  Distributor
voluntarily  waived  investment   management  fees,   administration   fees  and
shareholder servicing fees of $48,044, $203,253 and $90,569, respectively.

Fees are paid to Directors who are unaffiliated with the Manager on the basis of $1,000 per annum plus $250 per meeting attended.

Included in the Statement of Operations under the caption "Custodian, shareholder servicing and related shareholder expenses" are fees of $38,487 paid to Fundtech Services L.P., an affiliate of the Manager, as servicing agent for the Fund.

3. Capital Stock.

At August 31, 1995, 20,000,000,000 shares of $.001 par value stock were authorized and capital paid in amounted to $164,260,263. Transactions in capital stock, all at $1.00 per share, were as follows:

    Class A
                                                                 Year                            Year
                                                                 Ended                           Ended
                                                           August 31, 1995                  August 31, 1994
                                                           ---------------                  ---------------
    Sold...............................................        621,223,319                      394,716,582
    Issued on reinvestment of dividends................          2,303,648                        1,413,037
    Redeemed...........................................   (    582,092,038)                 (   366,603,771)
                                                          ----------------                  ---------------
    Net increase (decrease)............................         41,434,929                       29,525,848
                                                          ================                  ===============

    Class B
                                                           December 12, 1994
                                                     (Commencement of Operations)
                                                          to August 31, 1995
                                                          ------------------
    Sold...............................................          5,002,449
    Issued on reinvestment of dividends................             24,108
    Redeemed...........................................   (      5,026,557)
                                                          ----------------
    Net increase (decrease)............................           -0-
                                                          ================


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NORTH CAROLINA DAILY MUNICIPAL INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
===============================================================================

4. Sales of Securities.

Accumulated undistributed realized losses at August 31, 1995 amounted to $4,741. Such amount represents tax basis capital losses which may be carried forward to offset future capital gains. Such losses expire August 31, 2000.

5. Concentration of Credit Risk.

The Fund invests primarily in obligations of political subdivisions of the State of North Carolina and, accordingly, is subject to the credit risk associated with the non-performance of such issuers. Approximately 68% of these investments are further secured, as to principal and interest, by letters of credit issued by financial institutions. The Fund maintains a policy of monitoring its exposure by reviewing the credit worthiness of the issuers, as well as that of the financial institutions issuing the letters of credit, and by limiting the amount of holdings with letters of credit from one financial institution.

6. Selected Financial Information.

Reference is made to page 3 of the prospectus for the Selected Financial Information